UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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PINNACLE FOODS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Pinnacle Foods Inc.	Notice of 2016 Annual Meeting of Shareholders and Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

April 14, 2016

Dear Fellow Shareholders:

It is our pleasure to invite you to participate in the 2016 Annual Meeting of Shareholders of Pinnacle Foods Inc. at 9:30 a.m., Eastern Daylight Time, on Wednesday, May 25, 2016. For the first time, we will be conducting our Annual Meeting of Shareholders by means of remote communication via the Internet. To attend the meeting, please log on to the Internet at www.virtualshareholdermeeting.com/PF2016. At this site you will be able to vote electronically and submit questions during the Annual Meeting. You will need the 16-digit control number included with these proxy materials to attend the Annual Meeting.

In accordance with the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet, we sent a Notice of Internet Availability of Proxy Materials (“Notice”) on or about April 14, 2016 to our shareholders of record at the close of business on March 29, 2016. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the business to be conducted at the meeting. We also will report on matters of current interest to our shareholders.

Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may also vote your shares before the Annual Meeting by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card.

Thank you for your continued support of Pinnacle Foods Inc.

Sincerely,

Roger K. Deromedi

Independent Chairman of the Board and Lead Director

Robert J. Gamgort

Chief Executive Officer and Director

2016 NOTICE OF MEETING AND PROXY STATEMENT

Summary Information

Proxy Voting Methods

If at the close of business on March 29, 2016, you were a shareholder of record or held shares through a broker or bank, you may vote your shares by proxy through the Internet, by telephone or by mail, or you may vote at the Annual Meeting. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. To reduce our administrative and postage costs, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 7 of the Proxy Statement.

If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 24, 2016 to be counted.

To vote by proxy if you are a shareholder of record:

BY INTERNET

Go to the website www.proxyvote.com and
follow the instructions, 24 hours a day,
seven days a week.

You will need the 16-digit number included
on your Notice or proxy card in order to
obtain your records and to create an
electronic voting instruction form.

BY TELEPHONE

From a touch-tone telephone, dial
1-800-690-6903 and follow the recorded
instructions, 24 hours a day, seven days
a week.

You will need the 16-digit number included
on your Notice or proxy card in order to
vote by telephone.

BY MAIL

Request a proxy card from us by following
the instructions on your Notice.

When you receive the proxy card, mark your
selections on the proxy card.

Date and sign your name exactly as it
appears on your proxy card.

Mail the proxy card in the enclosed postage
-paid envelope that will be provided to you.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

If you hold your shares in an account with a broker, bank or other nominee (shares held in “street name”), you may also submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

PINNACLE FOODS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE	May 25, 2016

TIME	9:30 a.m., Eastern Daylight Time

VIRTUAL MEETING URL:	www.virtualshareholdermeeting.com/PF2016

ITEMS OF BUSINESS	1. To elect Roger Deromedi, the Class III director nominee listed herein;

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016;

3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers (the “Named Executive Officers”);

4. To approve the Pinnacle Foods Inc. Amended and Restated 2013 Omnibus Incentive Plan; and

5. To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on March 29, 2016.

VOTING BY PROXY

To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Internet and telephone voting procedures are described on the preceding page, in the General Information section of the Proxy Statement and on the proxy card.

By Order of the Board of Directors,

M. Kelley Maggs
Executive Vice President, Secretary and General Counsel

This Notice of Annual Meeting and Proxy Statement are being distributed or made available, as the case may be,

on or about April 14, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on

Wednesday, May 25, 2016:

Our Proxy Statement and 2015 Annual Report on Form 10-K are available online at https://www.proxyvote.com

2016 NOTICE OF MEETING AND PROXY STATEMENT

Pinnacle Foods Inc. Proxy Statement

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Summary

This summary highlights information contained in the proxy statement (the “Proxy Statement”) about Pinnacle Foods Inc. (“Pinnacle” or the “Company”, “we”, “us” or “our”). This summary does not contain all of the information that you should consider and you should read the full Proxy Statement prior to voting.

2016 Annual Meeting of Stockholders

Date and Time	Place
May 25, 2016, 9:30 a.m., Eastern Daylight Time	Virtual Annual Meeting: www.virtualshareholdermeeting.com/PF2016
Record Date	Voting
March 29, 2016	Holders of shares of our common stock, par value $.001 per share, as of the record date are entitled to vote on all matters.

Meeting Agenda and Voting Matters

Item	Proposals	Board Vote Recommendation	Page Reference (for more detail)
1	Election of Roger Deromedi	FOR the nominee	9
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016	FOR	26
3	Advisory approval of the Company’s executive compensation	FOR	28
4	Approval of the Company’s Amended and Restated 2013 Omnibus Incentive Plan	FOR	46

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Summary (continued)

Board Members

Name	Age	Class	Term Expiration	Director Since	Primary Occupation	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Roger Deromedi	62	III	2019	2007	Independent Chairman and Lead Director, Pinnacle Foods Inc.	—	—	—
Robert Gamgort	53	III	Term ends on departure on April 29, 2016	2009	Chief Executive Officer and Director of Pinnacle Foods Inc. through April 29, 2016	—	—	—
Ann Fandozzi	43	II	2018	2012	President and Chief Executive Officer of Ride and vRide	—	✓	✓ (Chair)
Mark Jung	54	II	2018	2015	Chairman of Accela, Inc.	✓	—	✓
Jane Nielsen	52	I	2017	2014	Executive Vice President and Chief Financial Officer of Coach, Inc.	✓	✓ (Chair)	—
Muktesh Pant	61	I	2017	2014	Chief Executive Officer of Yum! Restaurants China	✓	—	✓
Raymond Silcock	65	I	2017	2008	Former Executive Vice President and Chief Financial Officer of Diamond Foods Inc.	✓ (Chair)	✓	—
Ioannis Skoufalos	58	II	2018	2015	Global Product Supply Officer of the Procter & Gamble Company	—	✓	✓

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Summary (continued)

Our Directors’ Experience, Independence and Diversity

7 of our 8 Directors are independent, including our Chairman of the Board	2 of our 8 Directors are people of color

2 of our 8 Directors are women

Governance Highlights

The Board of Directors is committed to effective corporate governance practices. Some of the highlights include:

Independent Chairman of the Board	7 of our 8 Board members are independent
Lead Independent Director of the Board	Majority voting for our director elections
Stock ownership guidelines for executive officers and non-employee directors	Frequent executive sessions of our independent directors
Board oversight of risk and risk management	Annual Board and committee self-assessments

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Summary (continued)

2015 Financial and Operational Highlights*

*	See Annex B for reconciliations of these non-GAAP measures.

Executive Compensation Principles

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our shareholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results. Our compensation program continues to address certain core principles:

Pay is weighted more heavily toward incentive compensation

We provide executive compensation through a total compensation program. This program consists of fixed and variable elements and performance-based pay designed to reward performance. Our total compensation is weighed more heavily toward incentive compensation in the form of short and long-term incentives.

Executive officer goals are aligned with stockholder interests

The Company’s compensation program and policies are designed to align the interests of our executive officers with the long-term interests of our stockholders. Rewarding executive officer performance creates value for our shareholders.

Compensation is competitive with our peers in order to attract and retain talented employees

The Compensation Committee, along with Frederic W. Cook, our independent compensation consultant, and members of senior management annually review our significant compensation elements to enable the Company to attract and retain talented executive officers.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Summary (continued)

Key Features of our Executive Compensation Program

WHAT WE DO
✓	Perform an annual “say-on-pay” advisory vote for shareholders (page 28)
✓	Use peer groups when establishing total compensation for our executives (pages 31, 33, 36)
✓	Balance short and long-term incentive awards (pages 29-30)
✓	Align executive compensation with shareholders returns through long-term incentives (page 30)
✓	Provide performance-based compensation for executives (pages 31-34, 35-36)
✓	Have caps on individual payouts in our management incentive plan (page 31)
✓	Include clawback provision in our incentive plans (page 34)
✓	Maintain stock ownership guidelines for executives and non-employee directors (pages 24 and 35)
✓	Provide “double-trigger provisions for a change-in-control (pages 46-47, 49-50)
✓	Retain an independent compensation consultant (page 20)

WHAT WE DON’T DO
X	Allow hedging of Pinnacle stock
X	Guarantee annual bonuses
X	Allow repricing of stock options
X	Offer tax “gross-ups” of annual compensation
X	Have any executive officer employment agreements
X	Provide dividend equivalents on outstanding options or stock appreciation rights

We provide additional information regarding our executive compensation in our “Compensation Discussion and Analysis” beginning on page 29.

More than 99% of the votes cast on our 2015 say-on-pay proposal were in favor of our executive compensation programs and policies.

Our Board continues to believe that our executive compensation program and policies are effective in rewarding our executives for performance and for aligning their interests with the long-term interests of our stockholders.

Important Dates for 2016 Annual Meeting of Stockholders

In order to have a shareholder proposal included in our 2017 annual meeting of stockholders, in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), such proposal must be received by our Corporate Secretary no later than December 16, 2016.

Notice of a stockholder nomination for candidates for the Board or any other business to be considered at our 2017 annual meeting of stockholders must be received by the Company between January 27, 2017 and February 26, 2017.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Why am I being provided with these materials?

We have made these proxy materials available to you on the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Pinnacle Foods Inc. (“Pinnacle” or the “Company”, “we”, “us” or “our”) of proxies to be voted at our Annual Meeting of Shareholders to be held on May 25, 2016 (“Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. The Board, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What am I voting on?

There are four proposals scheduled to be voted on at the Annual Meeting:

•	Proposal No. 1: Election of Roger Deromedi.
•	Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.
•	Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to the Named Executive Officers.
•	Proposal No. 4: Approval of the Pinnacle Foods Inc. Amended and Restated 2013 Omnibus Incentive Plan (the “Plan”).

Who is entitled to vote?

Shareholders as of the close of business on March 29, 2016 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, there were 116,454,508 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

•	Held directly in your name as “shareholder of record” (also referred to as “registered shareholder”);
•

Held for you in street name—Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee that holds their shares for them as to how to vote those shares; and

•	Held for you by us as restricted shares (whether vested or non-vested) under any of our stock incentive plans.

What constitutes a quorum?

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. However, as described below under “How are votes counted?,” if you hold your shares in street name and do not provide voting instructions to your broker, New York Stock Exchange (the “NYSE”) rules grant your broker discretionary authority to vote your shares on “routine matters” at the Annual Meeting, including the ratification of the appointment on the independent registered public accounting firm in Proposal 2. The proposals regarding the election of our director, the advisory vote to approve executive compensation and the approval of the Plan are not considered “routine matters.” As a result, if you do not provide instructions, your shares will not be voted on Proposals 1, 3 and 4 (resulting in a “broker non-vote”). Although “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum, we urge you to provide voting instructions to your broker so that your shares are voted on all proposals.

How many votes are required to approve each proposal?

For all of the proposals being considered at the Annual Meeting, approval of the proposal requires a vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the proposal. While the vote on executive compensation (Proposal 3) is advisory in nature and non-binding, the Board will review the voting results and expects to take it into consideration when making future decisions regarding executive compensation.

How are votes counted?

With respect to the election of Roger Deromedi (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to the nominee. Votes that are withheld will be excluded from the vote and will not have any effect on the outcome of the election of the director. Broker non-votes will have no effect on the outcome of Proposal No. 1.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Statement (continued)

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016 (Proposal No. 2) the advisory vote on the compensation paid to our Named Executive Officers (Proposal No. 3) and the approval of the Plan (Proposal No. 4). For Proposals Nos. 2, 3 and 4 abstentions will be included in the total and will have the effect of a vote “against” such proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” the director nominee listed herein, and “FOR” the other proposals as recommended by the Board and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

Who will count the vote?

Broadridge Financial Solutions (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as inspectors of election at the Annual Meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•	“FOR” Roger Deromedi.
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.
•	“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.
•	“FOR” the approval of the Pinnacle Foods Inc. Amended and Restated 2013 Omnibus Incentive Plan.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record, you may vote by granting a proxy. Specifically, you may vote:

•

By Internet before the Annual Meeting—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice or your proxy card in order to vote by Internet.

•

By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice or your proxy card in order to vote by telephone.

•

By Mail—You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

•

At the Annual Meeting—To attend the Annual Meeting virtually and cast your vote, please log on to the Internet at www.virtualshareholdermeeting.com/PF2016. At this site you will be able to vote electronically and submit questions during the meeting.

If you hold your shares in street name, you may also submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 24, 2016 for the voting of shares held by shareholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than May 24, 2016.

What does it mean if I receive more than one Notice on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	Sending a written statement to that effect to our Corporate Secretary or to any corporate officer of the Company, provided such statement is received no later than May 24, 2016;

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Statement (continued)

•	Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on May 24, 2016;
•	Submitting a properly signed proxy card with a later date that is received no later than May 24, 2016; or
•	Voting at the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors

Election Process

Our Amended and Restated Certificate of Incorporation provides for a classified Board of Directors (the “Board”) divided into three classes. Robert Gamgort and Roger Deromedi constitute a class with a term that expires at this Annual Meeting of Shareholders in 2016 (the “Class III Directors”). On March 23, 2016, the Company announced that Mr. Gamgort, the Company’s Chief Executive Officer, will be leaving the Company at the end of April 2016 to assume the role of Chief Executive Officer of Keurig Green Mountain. Although Mr. Gamgort will continue to lead the Company and serve on the Board until the time of his departure, he will not stand for re-election as a Class III Director at the Annual Meeting.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has considered and nominated Mr. Deromedi for a three-year term expiring in 2019. Action will be taken at the Annual Meeting for the election of Mr. Deromedi and Mr. Deromedi must be elected by an affirmative vote of the majority of votes cast at the Annual Meeting.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this Proxy Statement intend to vote the proxies held by them for the election of Mr. Deromedi. If Mr. Deromedi ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

Jane Nielsen, Muktesh Pant and Raymond Silcock constitute a class with a term that expires at the Annual Meeting of Shareholders in 2017 (the “Class I Directors”); and Ann Fandozzi, Ioannis Skoufalos and Mark Jung constitute a class with a term that expires at the Annual Meeting of Shareholders in 2018 (the “Class II Directors”).

Board Changes During 2015

During fiscal year 2015 there were a number of changes in our Board’s composition. On September 9, 2015, in connection with Blackstone’s ownership exit, Jason Giordano notified the Board of his decision to resign from the Board, effective as of September 11, 2015. The Board elected Ioannis Skoufalos as an independent Class II Director of the Company effective September 16, 2015. On December 7, 2015, in connection with Blackstone’s ownership exit, Prakash Melwani notified the Board of his decision to resign from the Board, effective as of December 8, 2015. The Board elected Mark A. Jung as an independent Class II Director of the Company effective December 8, 2015.

Director Criteria, Qualifications and Experience

The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for director to the Board for election. In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, his or her ability to work collegially with the other members of the Board and his or her ability to satisfy any applicable legal requirements or listing standards. In addition, although the Board considers diversity of viewpoints, background and

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

experiences, the Board does not have a formal diversity policy. The Board and Nominating and Corporate Governance Committee have identified a number of specific areas, experiences and qualifications that are desirable and currently represented on the Company’s Board:

We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. Once elected, directors serve until they resign, are terminated by the shareholders, or are not recommended for re-election by the Nominating and Corporate Governance Committee.

Director Nomination Process

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, shareholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. In the case of Ioannis Skoufalos and Mark Jung, independent directors added to the Board in 2015, a professional search firm identified them as potential director nominees. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

This process resulted in the Nominating and Corporate Governance Committee’s recommendation to the Board, and the Board’s nomination, of the incumbent director named in this Proxy Statement and proposed for election by you at the upcoming Annual Meeting.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. Any recommendation submitted to the Corporate Secretary should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the Securities and Exchange Commission (the “SEC”) to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Pinnacle Foods Inc., 399 Jefferson Road, Parsippany, New Jersey 07054. All recommendations for nomination received by the Corporate Secretary that satisfy our second amended and restated by-law requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Shareholders must also satisfy the notification, timeliness, consent and information requirements set forth in our second amended and restated by-laws. These requirements are also described under the caption “Shareholder Proposals for the 2017 Annual Meeting.”

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

Nominee for Election to the Board of Directors in 2016

The following information describes the offices held, other business directorships and the class and term of Mr. Deromedi. Beneficial ownership of equity securities of Mr. Deromedi is shown under “Ownership of Securities” below.

Class III – Nominee for Term Expiring in 2019

Roger Deromedi

Principal Occupation and Other Information: Mr. Deromedi was appointed Independent Chairman and Lead Director of the Board in March 2016 and has been a Director of the Company since 2007. Mr. Deromedi previously served as Non-Executive Chairman of the Board from 2009 to March 2016, and he also served as a member of the Compensation Committee from 2009 to September 2015. Previously, Mr. Deromedi was Executive Chairman of the Board from 2007 until 2009. Prior thereto, Mr. Deromedi served as Chief Executive Officer of Kraft Foods Inc. from December 2003 to June 2006. Prior to that, Mr. Deromedi was co-Chief Executive Officer, Kraft Foods Inc. and President and Chief Executive Officer of Kraft Foods International since 2001. Mr. Deromedi was President and Chief Executive Officer of Kraft Foods International from 1999 to 2001 and previously held a series of increasingly responsible positions since joining General Foods, Kraft’s predecessor company, in 1977. Mr. Deromedi previously served as an Executive Advisor (Independent Contractor) to Blackstone in the Consumer Goods Sector from July 2013 to July 2015. Mr. Deromedi is Vice-Chairman of the Rainforest Alliance, on the Board of Directors of the Joffrey Ballet, and on the Board of Trustees of the Field Museum of Natural History. Mr. Deromedi earned an MBA from the Stanford Graduate School of Business and a Bachelor of Arts in economics and mathematics from Vanderbilt University.

Leadership Experience: Mr. Deromedi is the former CEO of Kraft Foods Inc. and Kraft Foods International. Additionally, he currently serves as the independent Chairman and Lead Director of the Board.

Consumer Packaged Goods Experience: Mr. Deromedi has significant executive level experience leading a consumer packaged goods company in his prior role as CEO of Kraft Foods Inc. and Kraft Foods International.

Marketing Experience: Mr. Deromedi held a series of responsible positions at General Foods, Kraft’s predecessor company, including key marketing, sales and corporate strategy roles.

Operations Experience: Mr. Deromedi managed the Kraft Foods Inc. portfolio in his capacity as the former CEO.

Relevant Industry Experience: Mr. Deromedi is the former CEO of Kraft Foods Inc. and Kraft Foods International with a series of increasingly responsible positions at General Foods, Kraft’s predecessor company.

Public Company Expertise: Mr. Deromedi has served as a Director of the Company since 2007. Mr. Deromedi also previously served on the boards of Kraft Foods Inc. and The Gillette Company.

Age: 62

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE

ELECTION OF ROGER DEROMEDI.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

Class III Director Not Standing for Re-Election

Robert Gamgort

Principal Occupation and Other Information: Mr. Gamgort was appointed Chief Executive Officer and Director of the Company effective July 13, 2009. From September 2002 to April 2009, Mr. Gamgort served as North American President for Mars Incorporated, where he managed the company’s portfolio of confectionery, main meal, pet food and retail businesses in North America. Mr. Gamgort joined Mars in 1998, initially serving as Vice President of Marketing for M&M / Mars and then as General Manager of its Chocolate Unit. Prior to joining Mars, Mr. Gamgort served as President of Major League Baseball Properties. Mr. Gamgort began his career at General Foods, which later merged with and became Kraft Foods, where he served in key marketing, sales, corporate strategy, and general management roles. Mr. Gamgort holds an MBA from the Kellogg Graduate School of Management at Northwestern University and a BA in Economics from Bucknell University and studied at the London School of Economics. Mr. Gamgort serves on the Board of Wayfair Inc., and the Board of Directors of the Grocery Manufacturers Association.

Leadership Experience: Mr. Gamgort is the current Chief Executive Officer of the Company since 2009. Additionally, Mr. Gamgort was the North American President for Mars Incorporated from September 2002 to April 2009.

Marketing Experience: Mr. Gamgort previously served as Vice President of Marketing for M&M / Mars and held key marketing, sales and corporate strategy roles at Kraft Foods.

Operations Experience: As North American President for Mars Incorporated, Mr. Gamgort managed the company’s portfolio of confectionery, main meal, pet food and retail businesses in North America.

Relevant Industry Experience: Mr. Gamgort is the current CEO of the Company and he previously served in roles of increasing responsibility at Mars Incorporated and Kraft Foods.

Consumer Packaged Goods Experience: Mr. Gamgort has significant executive level experience leading a consumer packaged goods company, given his current role as CEO of the Company and having served as North American President of Mars Incorporated. Mr. Gamgort also began his career serving in various general management roles at Kraft Foods.

Public Company Expertise: Mr. Gamgort has served as a Director of the Company since 2009 and as a board member of Wayfair, Inc. since January 2015.

Age: 53

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Proposal No. 1—Election of Directors (continued)

Continuing Members of the Board of Directors

The following information describes the offices held, other business directorships and the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year. Beneficial ownership of equity securities for these directors is also shown under “Ownership of Securities” below.

Class II – Directors Whose Term Expires in 2018

Ann Fandozzi

Principal Occupation and Other Information: Ms. Fandozzi has been a Director of the Company since 2012 and is Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Ms. Fandozzi is President & Chief Executive Officer of Ride and vRide, a ride sharing platform that offers commuters an economical and stress-free way to work, since June 2012. From 2007 to 2012, Ms. Fandozzi served in senior management positions with Whirlpool Corporation. Her most recent role was Corporate Vice President of the Global e-business, Direct to Consumer and Sears/Kenmore units. Previously, Ms. Fandozzi served at DaimlerChrysler Corporation as Global Executive Director of Family Vehicles from 2002 to 2007. Ms. Fandozzi’s previous experience also includes roles at Ford Motor Company, McKinsey and Company, Wharton Financial Institutions Center and Lockheed Martin. Ms. Fandozzi received her MBA from the Wharton School of the University of Pennsylvania, her MSE in Systems Engineering from the University of Pennsylvania and her BE in Computer Engineering from the Stevens Institute of Technology.

Leadership Experience: Ms. Fandozzi is the current CEO of Ride and vRide since 2012 and the current Chair of the Nominating and Corporate Governance Committee.

Expertise in Technology: As CEO of Ride and vRide, Ms. Fandozzi oversees an electronic ride sharing platform that provides commuters with an economical way to work.

Public Company Expertise: Ms. Fandozzi has served as a Director of the Company since 2012, and Ms. Fandozzi has previously served in senior management positions at public companies such as Whirlpool Corporation and DaimlerChrysler Corporation.

Age: 43

Ioannis Skoufalos

Principal Occupation and Other Information: Mr. Skoufalos has been a Director of the Company since September 2015 and is a member of the Compensation and Nominating and Corporate Governance Committees. Mr. Skoufalos is the Global Product Supply Officer of The Procter & Gamble Company (P&G) and he has served in that position since 2011. Since joining P&G in 1984, Mr. Skoufalos has held roles of increasing responsibility in engineering, manufacturing and product supply in various global geographies. Mr. Skoufalos also serves as a member of the Board of Directors for the National Association of Manufacturers and on the Board of Trustees for The Manufacturing Institute. Mr. Skoufalos holds a Bachelor of Science in Chemical Engineering from Leeds University (UK) and a Master of Science in Food Engineering from Leeds University.

Leadership Experience: Mr. Skoufalos is the current Global Product Supply Officer of The Procter & Gamble Company since 2011.

Operations Experience: Mr. Skoufalos has held roles of increasing responsibility in the fields of engineering, supply network design, manufacturing, purchasing, quality assurance, initiative management and product supply in various global geographies.

Public Company Expertise: Mr. Skoufalos has served as a Director of the Company since 2015.

Age: 58

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Proposal No. 1—Election of Directors (continued)

Mark Jung

Principal Occupation and Other Information: Mr. Jung has been a Director of the Company since 2015 and is a member of the Audit and Compensation Committees. Since March of 2016, Mr. Jung has served as Chairman of Accela, Inc., a private software company. Mr. Jung also currently serves as a consultant to ABRY Partners, a private equity firm, since March 2015. From May 2013 to March 2015, Mr. Jung served as Executive Chairman of OL2, Inc., a leading cloud solutions provider for gaming and graphics-rich applications. From February 2012 to May 2013, Mr. Jung served as an Operating Partner at Khosla Ventures, LLC, a private venture capital fund. From December 2008 to January 2012, Mr. Jung was an independent board member and advisor to a variety of technology companies. Mr. Jung currently serves as a member of the board of directors of DataXu, Inc., a software developer for online marketing; InMar, Inc., a provider of coupon processing and logistics services; Interviewstreet Incorporation (which is also known as HackerRank), a technical recruiting platform company; Lett.rs, LLC, a mobile social media platform provider. Mr. Jung holds a BS in engineering from Princeton University and an MBA from Stanford University Graduate School of Business.

Leadership Experience: Mr. Jung is the current Chairman of Accela, Inc. since March 2016. Mr. Jung previously served as Executive Chairman of OL2, Inc. a leading cloud solutions provider for gaming and graphics-rich applications, and he also previously served as Chief Executive Officer of Worldtalk Communications Corporation and IGN Entertainment, Inc.

Expertise in Technology: Mr. Jung has founded, taken public and served as CEO of two separate technology companies. He has served on numerous private technology boards and has also served as an advisor to a variety of technology companies.

Financial Acumen: Mr. Jung has studied accounting and financial statement analysis and has run two separate public companies. Additionally, Mr. Jung has served on three separate audit committees for public companies.

Public Company Expertise: Mr. Jung has served as a Director of the Company since 2015. Additionally, Mr. Jung has extensive experience serving on boards of public companies, having served on Boards such as Yodlee Inc., 3 Par, Keynote Systems and Limelight Networks.

Age: 54

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Proposal No. 1—Election of Directors (continued)

Class I – Directors Whose Term Expires in 2017

Jane Nielsen

Principal Occupation and Other Information: Ms. Nielsen has been a Director of the Company since 2014 and is Chair of the Compensation Committee and a member of the Audit Committee. Ms. Nielsen has been the Executive Vice President and Chief Financial Officer of Coach, Inc. since September 2011. Ms. Nielsen joined Coach, Inc. from PepsiCo, Inc., where from 2009 until September 2011, she was Senior Vice President and Chief Financial Officer of PepsiCo Beverages Americas and the Global Nutrition Group, with combined revenues of $17 billion. In her role, Ms. Nielsen was responsible for all financial management including financial reporting, performance management, capital allocation and strategic planning. From 1996 to 2009, Ms. Nielsen held successively senior roles in finance with PepsiCo, Inc., as well as with Pepsi Bottling Group, including in the areas of Mergers & Integration, Investor Relations and Strategic Planning. From 1990 until joining PepsiCo, Inc. in 1996, Ms. Nielsen was with Marakon Associates, a global strategy consulting firm, and began her career in 1986 at Credit Suisse First Boston as an analyst. Ms. Nielsen has a BA in Economics from Smith College and an MBA from Harvard Business School.

Leadership Experience: Ms. Nielsen has extensive executive level experience serving as Chief Financial Officer of Coach, Inc. since 2011. Ms. Nielsen also previously served in successively senior management roles at PepsiCo, Inc. Additionally, Ms. Nielsen serves as the Chair of the Company’s Compensation Committee.

Financial Acumen: As CFO of Coach, and in previous senior management roles, Ms. Nielsen has held positions with a focus on financial management, including financial reporting and performance management. Ms. Nielsen also serves on the Company’s Audit Committee.

Consumer Packaged Goods Experience: Ms. Nielsen has significant executive level experience leading a consumer packaged goods company in her prior role as Chief Financial Officer of PepsiCo Beverages Americas and the Global Nutrition Group.

Relevant Industry Experience: Ms. Nielsen is the former CFO of PepsiCo Beverages Americas with a series of increasingly responsible positions at PepsiCo, Inc. and Pepsi Bottling Group.

Operations Experience: Ms. Nielsen has held roles of increasing responsibility in the fields of capital allocation and strategic planning.

Public Company Expertise: Ms. Nielsen has served as a director of the Company since 2014 and has served as the EVP and CFO of Coach, Inc., a public company, since 2011.

Age: 52

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Proposal No. 1—Election of Directors (continued)

Muktesh Pant

Principal Occupation and Other Information: Mr. Pant has been a Director of the Company since 2014 and a member of the Audit and Nominating and Corporate Governance Committees. Mr. Pant has been the Chief Executive Officer of Yum! Restaurants China since August 2015. From January 2014 to August 2015, Mr. Pant served as Chief Executive Officer of KFC, a subsidiary of Yum! Brands, Inc. From 2005 to 2014, Mr. Pant held a number of senior leadership positions with Yum! Brands, Inc., including as CEO of Yum! Restaurants International, President of Global Branding for Yum! Brands, President and Chief Marketing Officer for Yum! Restaurants International, Global Chief Concept Officer for Yum! Brands and President of Taco Bell International. Mr. Pant worked in various capacities at Reebok from 1994 to 2004, including as Chief Marketing Officer from 2001 to 2004. Mr. Pant also worked at PepsiCo from 1992 to 1994 in PepsiCo’s India startup. Mr. Pant built a foundation in marketing and international business with 15 years in various executive capacities at Unilever in India and the United Kingdom from 1976 to 1992. Mr. Pant holds a Bachelor of Technology in Chemical Engineering from the Indian Institute of Technology.

Leadership Experience: Mr. Pant has extensive executive level experience serving in his role as CEO of Yum! Restaurants China, and having previously served as CEO of KFC, a subsidiary of Yum! Brands, Inc.

Marketing Experience: Mr. Pant previously served in various senior management positions with Yum! Brands, Inc. and held roles with a focus on marketing, including as Chief Marketing Officer of Reebok from 2001 to 2004.

Operations Experience: Ms. Pant has held roles of increasing responsibility strategic planning and international business at Unilever.

Financial Acumen: Mr. Pant has served as CEO of two separate companies and he currently serves as a member of the Company’s Audit Committee.

Relevant Industry Experience: Mr. Pant is the current CEO of Yum! Restaurants China and previously served as CEO of KFC.

Public Company Expertise: Mr. Pant has served as a director of the Company since 2014.

Age: 61

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

Raymond Silcock

Principal Occupation and Other Information: Mr. Silcock has been a Director of the Company since 2008 and is Chair of the Audit Committee and is a member of the Compensation Committee. Mr. Silcock is the former Executive Vice President and Chief Financial Officer of Diamond Foods Inc. following Snyder’s- Lance Inc.’s acquisition of Diamond Foods in February 2016. Mr. Silcock served as Executive Vice President and Chief Financial Officer of Diamond Foods Inc. from June 2013 to March 2016. Previously, Mr. Silcock was Senior Vice President and Chief Financial Officer of The Great Atlantic and Pacific Tea Company following its emergence from bankruptcy in March 2012 until February 2013 and was the Head of Finance from December 2011 to March 2012. From December 2009 to December 2011, he was an independent management consultant with clients including The Great Atlantic and Pacific Tea Company and Palm Ventures LLC. From July 2007 to April 2009, Mr. Silcock was Senior Vice President and Chief Financial Officer of UST Inc. Before joining UST Inc., Mr. Silcock was Executive Vice President and Chief Financial Officer of Swift & Company from 2006 to 2007 and Executive Vice President and Chief Financial Officer of Cott Corporation from 1998 to 2005. Earlier in his career, Mr. Silcock held various positions at Campbell Soup Company, where he worked from 1979 to 1997, culminating in Vice President, Finance for the Bakery and Confectionary Division. Mr. Silcock is an Advisory Partner with Alliance Consumer Growth, a private equity company. Mr. Silcock holds an MBA from the Wharton School of the University of Pennsylvania and is a Fellow of the Chartered Institute of Cost & Management Accountants (United Kingdom).

Leadership Experience: Mr. Silcock has significant executive level experience having served as the CFO of Diamond Foods Inc., The Great Atlantic and Pacific tea Company, UST Inc., Swift & Company and Cott Corporation. Mr. Silcock also serves as the Chair of the Company’s Audit Committee.

Consumer Packaged Goods Experience: Ms. Silcock has significant executive level experience leading a consumer packaged goods company in his prior role as Chief Financial Officer of Diamond Foods Inc. and The Great Atlantic and Pacific Tea Company.

Financial Acumen: As a former CFO of Diamond Foods Inc., and in previous senior management roles, Mr. Silcock has held positions with a focus on financial management and financial reporting. Mr. Silcock also serves as the Chair of the Company’s Audit Committee.

Relevant Industry Experience: Mr. Silcock is the former CFO of Diamond Foods Inc., The Great Atlantic and Pacific Tea Company, and he served in a series of increasingly responsible positions at Campbell Soup Company.

Public Company Expertise: Mr. Silcock has served as a Director of the Company since 2008 and served as the EVP and CFO of Diamond Foods Inc., a former public company, from June 2013 to April 2016.

Age: 65

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Proposal No. 1—Election of Directors (continued)

Board Structure

Our Board of Directors is led by Mr. Deromedi, our Independent Chairman and Lead Director. The Chief Executive Officer position is separate from the Chairman position. We believe that separation of the positions of Chairman and Chief Executive Officer is appropriate corporate governance for us at this time. Accordingly, Mr. Deromedi serves as Independent Chairman, while Mr. Gamgort serves as our Chief Executive Officer and Director. Our Board believes that this structure best encourages the free and open dialogue of competing views and provides for strong checks and balances. Additionally, Mr. Deromedi’s attention to Board and committee matters allows Mr. Gamgort to focus more specifically on overseeing the Company’s operations as well as executing the Company’s strategy.

In Mr. Deromedi’s role as Lead Director, he helps coordinate the efforts of all directors to ensure that objective judgment is brought to bear on sensitive issues involving the management of the Company, and, in particular, the performance of senior management. As Lead Director, Mr. Deromedi’s responsibilities include:

•	Presiding over all meetings of the Board, including any executive sessions of the independent directors or the non-management directors;
•	Assisting in scheduling Board meetings and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items;
•	Requesting the inclusion of certain materials for Board meetings;
•	Approving all information sent to the Board;
•	Communicating to the CEO, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of CEO performance;
•	Collaborating with the CEO on Board meeting agendas and approving such agendas;
•	Collaborating with the CEO in determining the need for special meetings of the Board;
•

Providing leadership and serving as temporary CEO in the event of the inability of the CEO to fulfill his role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Director shall have the authority to convene meetings of the full Board or management;

•	Being available for consultation and direct communication if requested by major shareholders;
•	Acting as the liaison between the independent or non-management directors, as appropriate;
•	Calling meetings of the independent or non-management directors when necessary and appropriate; and
•

Recommending to the Board, in concert with the chairpersons of the respective Board committees, the retention of consultants and advisors who directly report to the Board, including such independent legal, financial or other advisors as he deems appropriate, without consulting or obtaining the advance authorization of any officer of the Company.

Board Committees

The following table summarizes the current membership of each of the Board’s Committees:

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Roger K. Deromedi
Ann Fandozzi		X	Chair
Robert J. Gamgort
Ioannis Skoufalos		X	X
Mark A. Jung	X		X
Jane Nielsen	X	Chair
Muktesh Pant	X		X
Raymond P. Silcock	Chair	X

Audit Committee

All members of the Audit Committee are “independent,” consistent with our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. Our Board has determined that each of the members of the Audit Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, our Board has determined that each of Mr. Silcock, Mr. Jung and Ms. Nielsen qualifies as an audit committee financial expert as defined by applicable SEC regulations. The Board reached its conclusion as to Mr. Silcock’s qualification based on, among other things, his prior experience as Chief Financial Officer of Diamond Foods Inc. and his prior experience as Chief Financial Officer of The Great Atlantic and Pacific Tea Company after it emerged from bankruptcy. The Board reached its conclusion as to Ms. Nielsen’s qualification based on, among other things, her experience as Chief Financial Officer of Coach, Inc. and her prior experi-

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Proposal No. 1—Election of Directors (continued)

ence at PepsiCo Beverages Americas and the Global Nutrition Group. The Board reached its conclusion as to Mr. Jung’s qualification based on, among other things, his experience as Chief Executive Officer of Worldtalk Communications Corporation and IGN Entertainment, Inc., two public companies, and his prior service on three separate public company audit committees.

The duties and responsibilities of the Audit Committee are set forth in its charter, which may be found at www.pinnaclefoods.com under Investor Center: Corporate Governance: Governance Documents: Audit Committee Charter, and include the following:

•

carrying out the responsibilities and duties delegated to it by the Board, including its oversight of our financial reporting policies, our internal controls and, our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;

•	selecting our independent registered public accounting firm and reviewing and evaluating its qualifications, performance and independence;
•	reviewing and pre-approving the audit and non-audit services and the payment of compensation to the independent registered public accounting firm;
•

reviewing reports and material written communications between management and the independent registered public accounting firm, including with respect to major issues as to the adequacy of the Company’s internal controls;

•	reviewing the work of our internal audit function; and
•	reviewing and discussing with management and the independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Audit Committee include reviewing and discussing with management and the independent registered public accounting firm our annual audited financial statements and quarterly financial statements prior to inclusion in our Annual Report on Form 10-K or other public dissemination in accordance with applicable rules and regulations of the SEC.

On behalf of the Board, the Audit Committee plays a key role in the oversight of the Company’s risk management policies and procedures. See “Oversight of Risk Management”.

Compensation Committee

All members of the Compensation Committee have been affirmatively determined by our Board to be “independent” as defined by our Corporate Governance Guidelines and the applicable NYSE listing standards applicable to boards of directors in general and compensation committees in particular.

The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found at www.pinnaclefoods.com under Investor Center: Corporate Governance: Governance Documents: Compensation Committee Charter, and include the following:

•	establishing and reviewing the overall compensation philosophy of the Company;
•	reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officers’ compensation, including annual performance objectives, if any;
•

evaluating the performance of the Chief Executive Officer in light of these corporate goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving the annual salary, bonus, equity-based incentives and other benefits, direct and indirect, of the Chief Executive Officer;

•	overseeing, at least annually, the evaluation of management;
•

reviewing and approving or making recommendations to the Board of Directors on the annual salary, bonus, equity and equity-based incentives and other benefits, direct and indirect, of the other executive officers;

•	reviewing and recommending to the Board of Directors the compensation of directors;
•

reviewing and approving, or making recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to the approval of the Board, and overseeing the activities of the individuals responsible for administering those plans;

•	reviewing and approving, or making recommendations to the Board with respect to equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s shareholders;
•	reviewing and making recommendations to the Board, or approving, all equity-based awards to executive officers and the Board, including pursuant to the Company’s equity-based plans;
•	reviewing compliance by executive officers and the Board with the Company’s stock ownership guidelines; and
•	reviewing and monitoring all employee retirement, profit-sharing and benefit plans of the Company.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis and making a recommendation to the Board for its inclusion in our annual proxy statement or Annual

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Proposal No. 1—Election of Directors (continued)

Report on Form 10-K in accordance with applicable rules and regulations of the SEC. The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more officers of the Company the authority to make awards to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plan, subject to compliance with the plan and the laws of the state of the Company’s jurisdiction.

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Frederic W. Cook & Co., Inc. (“F.W. Cook”) as its independent outside compensation consultant, during fiscal year 2015.

All executive compensation services provided by F.W. Cook were conducted under the direction or authority of the Compensation Committee, and all work performed by F.W. Cook was pre-approved by the Compensation Committee. Neither F.W. Cook nor any of its affiliates maintains any other direct or indirect business relationships with the Company or any of its affiliates. Prior to F.W. Cook’s retention by the Committee, the Compensation Committee evaluated whether any work provided by F.W. Cook raised any conflict of interest and determined that it did not.

As requested by the Compensation Committee, in 2015, F.W. Cook’s services to the Compensation Committee included, among other things:

•	reviewing and advising with respect to potential changes to equity compensation and annual management incentive plans;
•	preparing comparative analyses of executive compensation levels and design at peer group companies;
•	assisting with equity compensation plan development;
•	assisting the Compensation Committee in assessing the pay for performance alignment of the Company’s compensation program; and
•	reviewing and evaluating our overall compensation structure in light of organizational objectives.

An F.W. Cook representative participated in all four of the Compensation Committee meetings in 2015.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during 2015 (Ms. Nielsen, Ms. Fandozzi, Mr. Skoufalos and Mr. Silcock) was an officer or employee of the Company, and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Compensation Committee or the Board.

Nominating and Corporate Governance Committee

All members of the Nominating and Corporate Governance Committee have been affirmatively determined by our Board to be “independent” as defined by our Corporate Governance Guidelines and the applicable NYSE listing standards.

The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found at www.pinnaclefoods.com under Investor Center: Corporate Governance: Governance Documents: Nominating and Corporate Governance Committee Charter, and include the following:

•	establishing the criteria for the selection of new directors;
•	identifying and recommending to the Board individuals to be nominated as directors;
•	evaluating candidates for nomination to the Board, including those recommended by shareholders;
•	conducting all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates;
•	considering questions of independence and possible conflicts of interest of members of the Board and executive officers;
•	reviewing and recommending the composition and size of the Board;
•	overseeing, at least annually, the evaluation of the Board;
•	recommending to the members of the Board to serve on the committees of the Board and, where appropriate, recommending the removal of any member of any of the committees; and
•	periodically reviewing the charter, composition and performance of each committee of the Board and recommending to the Board the creation or elimination of committees.

Attendance at Meetings

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members and the annual meeting of shareholders. Seven of the then eight Board members attended the annual meeting of shareholders in 2015. During the year ended December 27, 2015, the Board held 10 meetings, the Audit Committee held 6 meetings, the Compensation Committee held 4 meetings and the Nominating and Corporate Governance Committee held 5 meetings. All of our current directors attended 90% or more of the meetings of the Board and relevant committee meetings in 2015.

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Proposal No. 1—Election of Directors (continued)

Executive Sessions

In 2015, executive sessions, which are meetings of the non-management members of the Board, were regularly scheduled throughout the year. In addition, the independent directors on the Board met in executive sessions, without any employee directors or management present. Executive sessions facilitate candid discussion of the independent directors’ viewpoints regarding the performance of management and the strategic direction of the Company.

Oversight of Risk Management

The Board of Directors has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting by the Audit Committee. The Audit Committee represents the Board of Directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board of Directors all areas of risk and the appropriate mitigating factors. In addition, our Board of Directors receives periodic detailed operating performance reviews from management. The Compensation Committee is responsible for oversight of risks relating to compensation and employment related matters.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines and NYSE rules, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries.

The Board has established guidelines of director independence to assist it in making independence determinations, which conform to the independence requirements in the NYSE listing standards. In addition to applying these guidelines, which are set forth in our Corporate Governance Guidelines (which may be found on the Corporate Governance page of the Investor Center section on our website at www.pinnaclefoods.com), the Board will consider all relevant facts and circumstances in making an independence determination. The Board’s policy is to review the independence of all directors at least annually.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the independence guidelines, the Board will determine in its judgment whether such relationship is material.

The Nominating and Corporate Governance Committee undertook its annual review of director independence and made a recommendation to our Board regarding director independence. Our Board affirmatively determined that each of Mr. Deromedi, Ms. Fandozzi, Ms. Nielsen, Mr. Pant, Mr. Silcock, Mr. Jung and Mr. Skoufalos are independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and for purposes of all applicable NYSE standards, including with respect to committee service. Our Board has also determined that the members of the Audit Committee, Mr. Pant, Ms. Nielsen, Mr. Silcock and Mr. Jung are “independent” for purposes of Section 10A(m)(3) of the Exchange Act and Rule 10A-3(b)(1) thereunder.

TRANSACTIONS WITH RELATED PERSONS

Shareholders Agreement

In connection with the IPO, we entered into a shareholders agreement with certain affiliates of Blackstone. The shareholders agreement was terminated on March 13, 2015. The shareholders agreement granted affiliates of Blackstone the right to nominate to our Board of Directors a number of designees equal to: (i) at least a majority of the total number of directors comprising our Board of Directors at such time as long as affiliates of Blackstone beneficially owned at least 50% of the shares of our common stock entitled to vote generally in the election of our directors; (ii) at least 40% of the total number of directors comprising our Board of Directors at such time as long as affiliates of Blackstone beneficially owned at least 40% but less than 50% of the shares of our common stock entitled to vote generally in the election of our directors; (iii) at least 30% of the total number of directors comprising our Board of Directors at such time as long as affiliates of Blackstone beneficially owned at least 30% but less than 40% of the shares of our common stock entitled to vote generally in the election of our directors; (iv) at least 20% of the total number of directors comprising our Board of Directors at such time as long as affiliates of Blackstone beneficially owned at least 20% but less 30% of the shares of our common stock entitled to vote generally in the election of our directors; and (v) at least 10% of the total number of directors comprising our Board of Directors at such time as long as affiliates of Blackstone beneficially owned at least 5% but less than 20% of the shares of our common stock entitled to vote generally in the election of our directors.

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Proposal No. 1—Election of Directors (continued)

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with certain affiliates of Blackstone and certain members of management. The registration rights agreement expired once Blackstone sold its ownership of the Company’s shares. This agreement provided to Blackstone an unlimited number of “demand” registrations and to both Blackstone and members of management party thereto customary “piggyback” registration rights. The registration rights agreement also provided that we would pay certain expenses relating to such registrations and indemnify Blackstone and the members of management party thereto against certain liabilities which may arise under the Securities Act of 1933, as amended.

Customer Purchases

Performance Food Group Company, which is controlled by affiliates of Blackstone, is a foodservice supplier that purchases products from us. Sales to Performance Food Group Company were $6.3 million for the fiscal year ended December 27, 2015. As of December 27, 2015, amounts due from Performance Food Group Company were $0.2 million and was recorded in the Accounts Receivable, net of allowances line in the Consolidated Balance Sheet.

Debt and Interest Expense

As of December 27, 2015, $27.7 million of our senior secured term loan was owed to affiliates of Blackstone. Related party interest for affiliates of Blackstone for the fiscal year ended December 27, 2015 was $1.0 million. As of December 27, 2015 interest accrued on debt to related parties was $0.1 million and was recorded in the Accrued liabilities line in the Consolidated Balance Sheet.

Related Person Transaction Policy

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements upon issuers having publicly-held common stock that is listed on the NYSE. Under the policy:

•

any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee, provided that any interested director recuses himself or herself from the Audit Committee deliberations; and

•

any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•

management must disclose to the Audit Committee, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•

management must advise the Audit Committee as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•

management must advise the Audit Committee as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and/or the Exchange Act and related rules; and

•	management must advise the Audit Committee as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the Audit Committee in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

Corporate Governance Guidelines

The Board is committed to effective corporate governance practices. Some of the highlights of the Company’s corporate governance include:

Independent Chairman of the Board	7 of our 8 Board members are independent
Lead Independent Director of the Board	Majority voting for our director elections
Stock ownership guidelines for executive officers and non-employee directors	Frequent executive sessions of our independent directors
Board oversight of risk and risk management	Annual Board and committee self-assessments

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board’s views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the full Board.

Our Corporate Governance Guidelines, our Audit, Compensation and Nominating and Corporate Governance Committee charters and other corporate governance information, are available on the Corporate Governance page of the Investor Center section on our website at www.pinnaclefoods.com. Any shareholder also may request them in print, without charge, by contacting the Corporate Secretary at Pinnacle Foods Inc., 399 Jefferson Road, Parsippany, New Jersey 07054.

Code of Conduct

We maintain a Code of Business Conduct and Ethics that is applicable to all of our directors, officers, and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. The Code of Business Conduct and Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business conduct and fair dealing. This Code of Business Conduct and Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive changes in or waivers of the Code of Business Conduct and Ethics granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K.

The Code of Business Conduct and Ethics may be found on our website at www.pinnaclefoods.com under Investor Center: Corporate Governance: Code of Business Conduct and Ethics.

As described in our Code of Business Conduct and Ethics, the Company’s directors, officers and employees are provided with two avenues through which they can report violations or suspected violations with respect to addressing any ethical questions or concerns: a toll-free phone line or in writing. The toll-free number for the Company’s directors, officers and employees is available 24 hours a day, 7 days a week. Directors, officers and employees can choose to remain anonymous in reporting violations or suspected violations. In addition, we maintain a formal non-retaliation policy that prohibits action or retaliation against any director, officer or employee who makes a report in good faith even if the facts alleged are not confirmed by subsequent investigation.

Communications with the Board

As described in the Corporate Governance Guidelines, shareholders and other interested parties who wish to communicate with a member or members of the Board, including the respective chairpersons of the Board and of the Audit, Compensation, or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group, may do so by (1) addressing such communications or concerns to the Corporate Secretary of the Company, Pinnacle Foods Inc., 399 Jefferson Road, Parsippany, New Jersey 07054 who will forward such communication to the appropriate party or (2) sending an e-mail to the Corporate Secretary of the Company at kelley.maggs@pinnaclefoods.com. Such communications may be done confidentially or anonymously.

Director Compensation in Fiscal 2015

In fiscal 2015 our Independent Chairman and independent directors received annual fees as follows:

•	$80,000 in cash, paid quarterly in arrears;
•	$150,000 in restricted stock units. The restricted stock units were granted at the 2015 annual shareholder meeting and they vest on May 25, 2016;
•	an additional $100,000 in cash and $45,000 in restricted stock units for the Independent Chairman and Lead Director of the Board of Directors; and
•	an additional $15,000 in cash for the chairperson of each of the Audit, Compensation and Nominating and Corporate Governance Committees.

Mr. Gamgort receives no additional compensation for his service as a director.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

The table below sets forth information regarding director compensation for the fiscal year ended December 27, 2015.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Roger K. Deromedi	180,000	194,968	—	374,968
Ray Silcock	95,000	149,972	—	244,972
Ann Fandozzi	95,000	149,972	—	244,972
Jane Nielsen	95,000	149,972	—	244,972
Muktesh Pant	80,000	156,979	—	236,979
Ioannis Skoufalos(3)	22,600	—	—	22,600
Mark A. Jung(4)	4,400	—	—	4,400

(1)

The aggregate number of outstanding equity awards held by our non-employee directors at December 27, 2015 was as follows: Mr. Deromedi, 4,619 unvested restricted stock units and 167,080 unvested stock options; Mr. Silcock, 3,553 unvested restricted stock units and 2,545 unvested restricted shares; Mr. Pant, 3,719 shares of unvested restricted stock units; Ms. Fandozzi, 3,553 shares of unvested restricted stock units and 2,470 unvested restricted shares; and Ms. Nielsen, 3,553 unvested restricted stock units.

(2)

Amounts included in this column reflect the aggregate grant date fair value of restricted stock units granted during fiscal year 2015, calculated in accordance with Financial Accounting Standards Based Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The annual equity grant to directors was made on June 11, 2015 in the form of restricted stock units. The restricted stock units vest on May 25, 2016.

(3)	The annual prorated cash compensation earned by Mr. Skoufalos for the period he served as a director in 2015 equaled $22,600.
(4)	The annual prorated cash compensation earned by Mr. Jung for the period he served as a director in 2015 equaled $4,400.

Non-Employee Director Stock Ownership Guidelines

Pursuant to the Company’s Corporate Governance Policy, each non-employee director of the Company is required to maintain ownership in our common stock equal to six times the annual Board retainer. In the event a non-employee director has not reached his or her ownership guidelines, he or she will be required to retain 100% of net shares realized upon the vesting of equity awards until he or she has reached the required ownership level.

Ownership levels were measured in June 2015 and are based on the annual Board retainer and the average of the prior year’s month-end closing stock prices. The number of shares will remain in place until June 2016.

Ownership of Securities

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of our common stock, as of April 8, 2016, by (1) each individual or entity known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our Named Executive Officers, (3) each of our directors and director nominees and (4) all of our directors and our executive officers as a group.

A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

To our knowledge, unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Securities subject to option grants that have vested or will vest within 60 days are deemed outstanding for calculating the percentage ownership of the person holding the options, but are not deemed outstanding for calculating the percentage ownership of any other person. Percentage computations are based on 116,505,626 shares of our common stock beneficially outstanding as of April 8, 2016.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 1—Election of Directors (continued)

Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Pinnacle Foods Inc., 399 Jefferson Road, Parsippany, New Jersey 07054.

Name of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Principal Shareholder
The Vanguard Group(a)	7,806,245	6.69%
Capital World Investors(b)	7,806,050	6.70%
TIAA-CREF Investment Management, LLC(c)	6,137,425	5.26%

Directors and Named Executive Officers:
Robert J. Gamgort(d)	1,362,565	1.17%
Craig D. Steeneck(e)	406,537	*
Mark L. Schiller(f)	215,309	*
Antonio F. Fernandez(g)	143,248	*
Christopher J. Boever(f)	172,823	*
Roger K. Deromedi(h)	623,741	*
Ioannis Skoufalos	—	*
Mark Jung	—	*
Muktesh Pant(i)	23,719	*
Raymond P. Silcock(j)	91,355	*
Ann Fandozzi(k)	10,519	*
Jane Nielsen(k)	6,102	*
Directors and Executive Officers as a Group (sixteen persons)(16)(l)	3,204,699	2.75%

*	Less than 1%.
(a)

Beneficial ownership information is as of December 31, 2015 and is based on a Schedule 13G/A with respect to the Company’s common stock filed with the SEC on February 10, 2016 by The Vanguard Group, Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd., in which The Vanguard Group reported that it has sole voting and dispositive power with respect to 7,805,945 shares of our common stock and shared dispositive power with respect to 87,325 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(b)

Beneficial ownership information is as of December 31, 2015 and is based on a Schedule 13G with respect to the Company’s common stock filed with the SEC on February 10, 2016 by Capital World Investors, in which Capital World Investors reported that it has sole voting and dispositive power with respect to 7,806,050 shares of our common stock. The address of Capital World Investors is 333 South Hope Street Los Angeles, California 90071.

(c)

Beneficial ownership information is as of December 31, 2015 and is based on a Schedule 13G with respect to the Company’s common stock filed with the SEC on February 10, 2016 by TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc., in which TIAA-CREF Investment Management, LLC reported that it has sole voting and dispositive power with respect to 3,631,378 shares of our common stock and in which Teachers Advisors Inc. reported that is has sole voting and dispositive power with respect to 2,506,047 shares of our common stock. The address of TIAA-CREF Investment Management, LLC and Teachers Advisors, Inc. is 730 Third Avenue, New York, New York 10017.

(d)	The amount includes 551,350 shares subject to stock options that are currently exercisable.
(e)	The amount includes 208,840 shares subject to stock options that are currently exercisable.
(f)	The amount includes 125,310 shares subject to stock options that are currently exercisable.
(g)	The amount includes 83,540 shares subject to stock options that are currently exercisable.
(h)

Shares of our common stock are held in revocable trust for the benefit of Mr. Deromedi. The amount includes 167,080 shares subject to stock options that are currently exercisable and 4,619 restricted stock units that will vest within 60 days of April 8, 2016.

(i)	The amount includes 3,719 restricted stock units that will vest within 60 days of April 8, 2016.
(j)	The amount includes 3,553 restricted stock units and 41 restricted shares that will vest within 60 days of April 8, 2016.
(k)	The amount includes 3,553 restricted stock units that will vest within 60 days of April 8, 2016.
(l)

Includes our current directors, Named Executive Officers as well as individuals listed as executive officers in the 2015 Form 10-K. Includes 1,370,030 shares subject to stock options that are currently exercisable within 60 days of April 8, 2016, 18,997 restricted stock units within 60 days of April 8, 2016 and 41 restricted shares that will vest within 60 days of April 8, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the NYSE. Executive officers, directors and beneficial owners with more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such reports and written representations from our executive officers, directors and Blackstone, we believe that our executive officers, directors and Blackstone complied with all Section 16(a) filing requirements during 2015.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 2—Ratification of Independent

Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2016.

Although ratification is not required by our second amended and restated by-laws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

We expect that a representative of Deloitte & Touche LLP will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she chooses. The representative will also be available to respond to appropriate questions from stockholders.

The shares represented by your proxy will be voted for the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.

Audit and Non-Audit Fees

In connection with the audit of the 2015 financial statements, we entered into an agreement with Deloitte & Touche LLP, which sets forth the terms by which Deloitte & Touche LLP will perform audit services for the Company.

The following table presents fees for professional services rendered for the audit of our financial statements and review of our internal controls over financial reporting for 2015 and 2014 and fees billed for other services rendered by Deloitte & Touche LLP and its affiliates for those periods ($ in thousands):

	2015	2014
Audit Fees(1)	$1,407	$1,220
Audit-related fees(2)	490	327
Tax fees(3)	71	251
Total:	$1,968	$1,798

(1)

Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and review of our internal controls over financial reporting, the reviews of interim financial statements, and services associated with other SEC filings. The fees are for services that are normally provided by Deloitte & Touche LLP in connection with statutory or regulatory filings or engagements.

(2)	Includes fees billed for services performed related to due diligence services.
(3)	Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte & Touche LLP’s independence and concluded that it was.

Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audits and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement.

Each year, the Audit Committee approves an annual budget for such permitted non-audit services and requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2016.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Report of the Audit Committee

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “The Board of Directors and Certain Governance Matters—Committee Membership—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, our Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 27, 2015 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Raymond Silcock, Chair

Jane Nielsen

Muktesh Pant

Mark Jung

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 3—Non-Binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding, advisory vote, the compensation paid to our Named Executive Officers as disclosed on pages 29 through 45. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The say-on-pay proposal was approved by approximately 99% of the votes cast demonstrating stockholder support for our overall executive compensation program during 2015. The Committee considered this to be a favorable result and believed it showed strong stockholder support for the Company’s compensation practices and the decisions taken by the Committee. Accordingly, the Committee did not make any structured changes to the compensation for our Named Executive Officers as a result of the advisory vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the Named Executive Officers presented in Compensation Discussion and Analysis on pages 29 through 45, as well as the discussion regarding the Compensation Committee on pages 19 through 20.

In particular, shareholders should note the following:

•

A significant portion of Named Executive Officers’ total compensation is tied to the achievement of the Company’s financial goals and individual accomplishments that contribute to the Company’s success in the short- and long-term.

•

Long-term equity incentive grants, which constitute a key component of executive compensation, typically have a multi-year vesting period designed to motivate our Named Executive Officers to make business decisions that, over the long-term, should increase the price of our stock.

•	The Company has stock ownership guidelines for Named Executive Officers which align executive interests with those of our shareholders.
•	The Company does not provide any tax gross-ups of annual compensation.
•	The Company’s incentive plans include provisions prohibiting hedging of Company stock.
•	No repricing of stock options
•	No dividend equivalents on outstanding options or stock appreciation rights

Our current policy is to include a resolution regarding approval of the Company’s executive compensation annually and the next such advisory vote will be held at our 2017 annual meeting. We expect to hold the next vote on the frequency of advisory votes to approve executive compensation at our 2019 annual meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

The core principles of our executive compensation program are to align the compensation of our executive officers with the long-term interests of our shareholders and to provide a total compensation opportunity that allows us to attract and retain talented executive officers and motivate them to achieve exceptional business results.

We achieve these goals by offering a total compensation program that consists of both fixed components (in the form of base pay and benefits) and variable, performance-based pay (in the form of short- and long-term incentives) designed to reward performance. The total compensation for our executive officers is weighted more heavily toward incentive compensation. There is an appropriate balance of short-term and long-term incentives to ensure executive officers are properly balancing the need for consistent annual performance with the need for consistent performance over a multiple year horizon. This compensation balance is intended to ensure that our executive officers share in both downside risk and upside opportunity based on the Company’s performance.

Our Named Executive Officers for 2015 were:

•	Robert J. Gamgort, Chief Executive Officer
•	Craig D. Steeneck, Executive Vice President and Chief Financial Officer
•	Mark L. Schiller, Executive Vice President and President North America Retail
•	Antonio F. Fernandez, Executive Vice President and Chief Supply Chain Officer
•	Christopher J. Boever, Executive Vice President and Chief Customer Officer

In 2015, each of our Named Executive Officers received base pay increases in consideration for performance against their individual objectives and to reflect market competitiveness. Each of the Named Executive Officers received an annual incentive award based on the Company’s performance against Adjusted EBITDA and operational goals, as well as their performance against their individual performance objectives. We use Adjusted EBITDA as a supplemental measure of our performance. We define Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, further adjusted to exclude non-cash items, extraordinary, unusual or non-recurring items and other adjustment items (“Adjusted EBITDA”). We consider Adjusted EBITDA to be an appropriate metric for management and investors to evaluate and compare the ongoing operating performance of our business on a consistent basis. Each of the Named Executive Officers also received an annual long-term incentive award under the Pinnacle Foods Inc. 2013 Omnibus Incentive Plan. The long-term incentive award consisted of nonqualified stock options and performance-based restricted shares (“performance shares”).

As previously discussed on page 20, the Compensation Committee (the “Committee”) engaged a compensation consultant, F.W. Cook, to provide compensation advice in 2015. The consultant is retained directly by the Committee and performs no consulting or other services for Pinnacle or for members of Pinnacle management. The Committee has determined that F.W. Cook is independent and that there are no conflicts of interest with regard to the work of F.W. Cook.

Compensation Program Objectives and Design

Our primary objective in establishing our comprehensive compensation program is to be able to successfully recruit, attract, retain and properly incent high-level talent to work for and ultimately add value to our Company for the benefit of our shareholders.

Our compensation program is designed to reward performance, which in turn creates value for our shareholders. Performance is reviewed annually for both our executives individually and our Company as a whole. When annual Company or individual performance goals are not met, certain elements of the compensation program (including annual bonuses, annual base salary merit increases and certain equity grants) are not paid or do not vest.

The compensation program is intended to reward both short-term (annual performance) and long-term Company performance. Therefore, employee equity programs, which are discussed in more detail below, are key elements of the compensation program.

Each element of the overall comprehensive compensation program (discussed in greater detail below) is intended to be competitive with similar elements offered both locally and nationally by other like-sized employers and competitors, and the elements taken together are intended to present a comprehensive competitive program to accomplish the objectives noted above.

We designed most of the significant elements of our comprehensive compensation program by soliciting initial thoughts and ideas from our senior management team, consisting of our Chief Executive Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President and

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Chief Human Resources Officer, and in consultation with other members of our senior management. Additional input and suggested objectives were received from Roger Deromedi, our Independent Chairman and Lead Director, representatives of F. W. Cook and other members of the Board. Significant compensation elements are reviewed annually by our senior management.

After receipt of the input noted and development of proposed plans, such plans were (and in the case of annual bonus plans, are annually) presented to the Committee, which determines the terms of and ultimately adopts our compensation program. None of our Named Executive Officers participates in discussions involving their own compensation.

The Committee reviews and approves annual compensation elements such as bonus plan attainment, and our Board of Directors reviews full year earnings and management performance by our executives. The Board of Directors also approves elements of our annual budgets, which include some elements of the compensation program such as annual bonuses and annual base salary increases, if any, for our executives.

How We Considered the 2015 “Say-on-Pay” Advisory Vote

At the 2015 Annual Meeting of Stockholders in June 2015, our stockholders voted, on an advisory basis, on a resolution regarding the Company’s executive compensation (the “say-on-pay proposal”). The say-on-pay proposal was approved by approximately 99% of the votes cast demonstrating stockholder support for our overall executive compensation program during 2014. The Committee considered this to be a favorable result and believed it showed strong stockholder support for the Company’s compensation practices and the decisions taken by the Committee. Accordingly, the Committee did not make any structured changes to the compensation for our Named Executive Officers as a result of the advisory vote.

Elements of Compensation

The following table lists the key elements of our 2015 executive compensation program:

Element of Compensation	Objective	Key Features	% of Target Total Direct Compensation
Base Salary	Provide a competitive level of fixed compensation

•    Fixed pay component based on level of responsibility of position held

•    Adjustments based on individual performance, internal equity and external benchmarking against peer group companies

•    Targeted at the median of the peer group

10-30%
Annual Incentive Plan Awards (“Management Incentive Plan”)	Motivate and reward executive contributions in achieving annual performance goals

•    Variable pay component

•    Payouts are based on a formula that includes Company performance against Adjusted EBITDA and operational objectives, as well as individual performance against pre-determined objectives

•    Payouts are made in cash in March of the subsequent year

•    Targeted at the median of the peer group

15-35%
Long-Term Incentive Awards	Motivate and reward executive contributions in achieving long-term objectives Align the interests of our executives with our shareholders

•    Variable pay component

•    Awards are issued as performance-based restricted shares and stock options and have a multi-year vesting period

•    Option award value is fixed at grant, and ultimate value to the executive is based on stock performance

•    Awards in the form of performance-based restricted shares have ultimate value based on our relative total shareholder return against our peer group.

•    Targeted at the median of the peer group

35-75%
Post Termination Compensation	Provide temporary income following an executive’s involuntary termination of employment	• Fixed pay component • Payments are formula-driven based on executive’s salary, bonus target and level in the organization • Targeted at the median of the peer group

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Peer Group

In June 2015, the Committee worked with F.W. Cook and identified a peer group of thirteen publicly-traded companies to be used as a competitive reference point in determining total compensation packages for the Company’s executive officers, including the Named Executive Officers. The Committee removed Hillshire Brands from its peer group following its acquisition in 2014 and added Diamond Foods and WhiteWave Foods. The peer group included consumer products companies, nearly all of which are focused on food and beverage in North America with similar revenue (peer group median revenue $3.3 billion) and market capitalization (peer group median market capitalization $6.1 billion) to Pinnacle Foods Inc. As of December 27, 2015, the Company’s revenue was approximately $2.7 billion and its market capitalization was approximately $5.0 billion.

The peer group consists of the following 13 companies:

B&G Foods	J.M. Smuckers
Campbell Soup Company	McCormick & Co.
Church & Dwight	Post Holdings
Diamond Foods	Snyder’s-Lance
Flowers Foods	TreeHouse Foods
Hain Celestial Group	WhiteWave Foods
Hormel Foods

Direct Compensation Components

Base Salary

Base salaries are intended to compensate the executive officers and all other salaried employees for their basic services performed for our Company on an annual basis. In setting base salaries, we take into account the employee’s experience, the functions and responsibilities of the job, salaries for similar positions within the peer group and for competitive positions in the food industry generally and any other factor relevant to that particular job. We attempt to pay at the median of our peer group for each job but do not confine ourselves to this practice if other factors such as experience warrant a lower or higher base salary. Base salaries may be adjusted annually based on executive officer performance and, in some circumstances, adjusted throughout the year to address competitive pressures or changes in job responsibilities. Our Chief Executive Officer recommends to the Committee the base salaries for executives reporting directly to him. The Chief Executive Officer’s base salary is set by the Committee while the Chief Executive Officer’s annual merit adjustment is approved by the Board of Directors. Adjustments for all other executives are recommended by the Chief Executive Officer and approved by the Committee.

Base Salary Changes in 2015

In April 2015, each of the Named Executive Officers was awarded a merit increase based on his performance in the preceding year and, in the case of Mr. Schiller, his increase was designed to more closely align his base pay with the median base pay for individuals in his position in the Company’s peer group. Mr. Schiller received a base pay increase of 17% based on his expanded leadership role. Messrs. Gamgort, Steeneck, Fernandez and Boever received base pay increases in the range of 3.0-5.0%, consistent with the Company’s merit guidelines.

Actions Taken with Respect to 2016 Base Salary

In February 2016, our Compensation Committee reviewed the base salaries of our Named Executive Officers and approved merit increases for Messrs. Gamgort, Steeneck, Schiller and Boever. Mr. Fernandez is retiring in June 2016, therefore he was not awarded a merit increase. Messrs. Gamgort, Steeneck, Schiller and Boever received base pay increases in the range of 2.4%-3.5%, consistent with the Company’s merit guidelines. Mr. Boever received an additional adjustment of 6% to more closely align his base salary with base pay for individuals in his position in the Company’s peer group.

Annual Incentive Awards (Management Incentive Plan, “MIP”)

We use our MIP to incent our eligible employees on an annual basis. MIP awards are intended to reward executives and other eligible employees for achieving annual profit and operational goals. MIP targets are equal to a pre-determined percentage of salary, and are multiplied by a factor based on Company performance and multiplied by a factor based on individual performance against pre-determined objectives. Payouts range from 0-200% based on attainment of both Company and individual objectives. Our Adjusted EBITDA target, which is derived from our operating plan for the year and approved annually by the Board of Directors, is a significant component (50%) of the Company’s performance, with the balance based on achievement of Company-wide operational objectives (50%). In addition to the Company-wide objectives, each executive officer has individual objectives set at the beginning of the year, as shown below, which are reflective of his or her responsibilities based on his or her role. The Committee determines an individual performance score for the Chief Executive Officer based on a review of his performance in the year. For the other executive

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

officers, the Chief Executive Officer recommends an individual performance score at the end of the performance year based on the achievement against the individual objectives, and the individual scores are reviewed and approved by the Committee.

The Board of Directors approves the bonus pool contained in the annual budget; the Committee approves actual payment of bonuses pursuant to the MIP and the bonuses paid to, or accrued on behalf of, the Named Executive Officers.

2015 MIP Results

For the fiscal year ended December 27, 2015, the Adjusted EBITDA target for 100% bonus plan payout was $538 million. For a 75% payout the Adjusted EBITDA target was $525 million. The actual performance of $532 million resulted in a 90% payout for this component of the overall MIP plan.

The operational goals (in the areas of market share, product innovation, trade spending efficiency, in-store execution, internal processes, food safety, productivity, organizational development and acquisition and integration) were rated by the Committee to have been above target and were scored as a 120% payout. The combination of the 90% payout rate for the Adjusted EBITDA target (50% of total) and the 120% score ascribed to operational goals (50% of total) resulted in a total MIP company payout score of 105% for 2015.

The Committee evaluated the individual contributions of our Named Executive Officers in addition to their efforts in delivering overall Company results and operational goals. In evaluating the individual performance of our Named Executive Officers, the following scores were determined based on performance against individual objectives:

—

Mr. Gamgort received a 105% score on his individual objectives, with performance highlights including strong operating results, successful engagement with external investors and analysts, successful acquisition of Boulder Brands, and strong personal leadership through the integration of Gardein Protein International Inc.

—

Mr. Steeneck received a 120% score on his individual objectives, with performance highlights including strong financial management, our successful acquisition of Boulder Brands, specifically financing the acquisition, and successful engagement with external investors and analysts.

—

Mr. Schiller received a 120% score on his individual objectives, with performance highlights including successful launch of four new product platforms, market share performance, and building a strong leadership team for the North American business unit.

—	Mr. Fernandez received a 25% score on his individual objectives, with performance highlights including successfully meeting productivity targets and meeting the capital spending plan.

—

Mr. Boever received a 120% score on his individual objectives, with performance highlights including market share performance with our top customers, successful Total Distribution Point expansion and mix, and a meaningful increase in Company perception among key retailers, as measured by an industry-leading independent survey.

Based upon the Company score and the individual scores, the 2015 Bonus Awards were calculated as follows:

Named Executive Officer	Annual Incentive Plan Target as % Salary	Annual Incentive Plan Target $	Company Goal Achievement	Individual Goal Achievement %	Total % of Target Paid	2015 Bonus Award Paid
Robert J. Gamgort(1)	125%	$1,246,875	105%	105%	110%	$1,374,680
Craig D. Steeneck	85%	$ 495,975	105%	120%	126%	$ 624,929
Mark L. Schiller	85%	$ 472,260	105%	120%	126%	$ 595,048
Antonio F. Fernandez	85%	$ 406,640	105%	25%	26%	$ 106,743
Christopher J. Boever	75%	$ 295,350	105%	120%	126%	$ 372,141

(1)

Mr. Gamgort’s target bonus was adjusted in early 2015 based on competitive practices. As a result, his bonus was pro-rated as follows: 3 months at a 100% bonus target and 9 months at a 125% bonus target.

Annual bonuses were approved by the Committee and paid to the participants on March 11, 2016.

Long-Term Incentives

In 2013, we adopted, with shareholder approval, the Pinnacle Foods Inc. 2013 Omnibus Incentive Plan, so that we can continue to provide our Named Executive Officers and other key employees with equity-based long-term incentives. The equity awards are subject to service conditions, which are more fully described below, that serve as a retention tool.

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Executive Compensation (continued)

2015 Awards

On April 1, 2015, the Company granted nonqualified stock options and performance shares to Messrs. Gamgort, Steeneck, Schiller, Fernandez and Boever.

Stock Options

We grant stock options because we believe that they provide executives with a strong incentive to continue employment with us and focus on creating long-term shareholder value. The ultimate value received by option holders is directly tied to increases in our stock price, and the stock options serve to link the interests of management and stockholders and to motivate executives to make decisions that will increase the long-term total return to shareholders. The number of options awarded to each executive is based on an award value that is fixed at the date of grant.

On April 1, 2015, the Board granted nonqualified stock options to the following executives in the following amounts. Mr. Gamgort was granted 170,523 stock options, Mr. Steeneck was granted 41,458 stock options, Mr. Schiller was granted 39,476 stock options, Mr. Fernandez was granted 29,135 stock options and Mr. Boever was granted 19,985 stock options. The exercise price per share under each stock option grant was $41.05.

Performance Shares

The performance shares are eligible to vest after a three-year performance period beginning on April 1, 2015 and ending on March 31, 2018. The number of performance shares that vest and are settled at the end of the performance period is based on the Company’s cumulative total shareholder return relative to the total shareholder returns of members of a performance peer group.

The Committee approved a performance peer group as a means of establishing performance targets for the 2015 performance share grants. At the end of the performance period, the Company’s total shareholder return position will be ranked relative to the total shareholder returns of each member of the performance peer group. Pinnacle is measured against the companies in the performance peer group that remain within the performance peer group for the entire performance period. The companies in the performance peer group consist of Pinnacle plus nineteen other consumer products companies, nearly all of which are focused on food and beverage in North America, including all thirteen companies mentioned above as our peer group for overall compensation purposes. The companies in the performance peer group for the performance period beginning on April 1, 2015 and ending on March 31, 2018 are:

B&G Foods	Flowers Foods	J.M. Smuckers	Post Holdings
Campbell Soup Company	General Mills	Kellogg Company	Snyder’s-Lance
Church & Dwight	Hain Celestial Group	Kraft Heinz Company	TreeHouse Foods
ConAgra Foods	The Hershey Company	Lancaster Colony	WhiteWave Foods
Diamond Foods	Hormel Foods	McCormick & Co.

The total number of performance shares that vest is based on where the Company’s total shareholder return falls within this ranking, and ranges from a 200% payout for ranking in the 91st percentile or above, to 100% payout for ranking in the 41st to 60th percentile, and 0% payout for ranking in the 10th percentile or below. The specific performance levels and corresponding payout levels are as set forth below:

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Executive Compensation (continued)

Performance shares that become vested also entitle the holder to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the performance shares are settled (or such accrued dividend equivalents will be forfeited to the extent the performance shares are forfeited).

On April 1, 2015, the Board granted performance shares to the following executives in the following amounts, and such amounts assume that the median level of performance is achieved (with the actual number of shares to be earned based on the performance criteria described above): Mr. Gamgort was granted 51,157 performance shares, Mr. Steeneck was granted 12,437 performance shares, Mr. Schiller was granted 11,842 performance shares, Mr. Fernandez was granted 8,740 performance shares and Mr. Boever was granted 5,995 performance shares.

Covenants and Clawback

Each of the executives who is granted an option or a performance share is subject to restrictive covenants related to non-competition and non-solicitation for 12 months following any termination of employment (or, if longer, the period in respect of which the executive receives severance benefits) and covenants for an indefinite period of time covering confidentiality and non-disparagement. Under the award agreements, if there is a restrictive covenant violation or the Company determines after termination that grounds for a termination for cause existed, the executive will be required to pay the Company an amount equal to the after-tax proceeds received upon the sale or disposition of the equity award and any shares issued in respect thereof.

Severance, Change of Control and Other Termination-Related Programs

Our severance plans provide benefits in the form of a temporary source of income in the event an executive officer is involuntarily separated from the Company. Our severance benefits are consistent with competitor companies of comparable size and provide a bridge of pay and benefits to assist displaced executives in finding future employment. Effective in 2014, we no longer have employment agreements with any of our executive officers.

Executive Severance Benefits Plan

Pursuant to the terms of the Company’s Executive Severance Benefits Plan (the “Severance Plan”), following a termination without cause absent a change in control, our Chief Executive Officer would receive cash severance benefits equal to two times the sum of the Chief Executive Officer’s annual base salary and target annual cash bonus (“Total Annual Target Compensation”). Additionally, under the Severance Plan, if the Chief Executive Officer is terminated without cause at the request of an acquirer or potential acquirer in connection with or prior to a change in control, or if our Chief Executive Officer is terminated without cause or terminates employment for good reason, within two years following such a change in control (each a “Change in Control Termination”), he will receive three times the sum of his Total Annual Target Compensation.

For other executive officers covered by the Severance Plan, including Messrs. Steeneck, Schiller, Fernandez and Boever, cash severance benefits range between one times the executive’s Total Annual Target Compensation and one-and-one-half times the executive’s Total Annual Target Compensation following a termination without cause absent a change in control. Under the Severance Plan, following a Change in Control Termination, cash severance benefits range between one-and-one-half times the executive’s Total Annual Target Compensation and two-and-one-quarter times the executive’s Total Annual Target Compensation.

In addition, the Severance Plan provides that the executive would receive a pro-rata payment of any annual cash bonus the executive would have otherwise been eligible to earn during the year which includes the date of termination, with such payment based on the executive’s and the Company’s actual performance during the portion of the relevant performance period preceding the executive’s termination, and paid on the date such bonus is paid to our active employees.

401(k) Plan and Other Benefits

We provide various other benefits and compensation-related programs to executives and other salaried employees, which allow us to provide a full and comprehensive compensation package. This full package of compensation elements is important to our objectives to attract, retain and incent high-quality employees. We do not sponsor a defined benefit pension plan for salaried employees. The elements of our compensation program not otherwise discussed above are:

(1)

A 401(k) plan in which our Company matches up to 50% of employee contributions, up to a maximum company contribution of 3% of the employee’s pay (up to the Internal Revenue Code annual covered compensation limit). In addition, the Pinnacle Foods Supplemental Savings Plan became effective in 2013 and allows all Company employees, regardless of compensation level, the opportunity to receive the same 3% match on total compensation (base salary plus bonus);

(2)	Medical and dental insurance for which we pay approximately 70% of the premiums;
(3)	Life and Accidental Death and Dismemberment insurance paid for by us; and
(4)	Long-term Disability and Short-Term Disability insurance paid for by us.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

In establishing and providing the plans noted above, we use outside 401(k) plan and benefits consultants for 401(k) plan design and medical. Each of the outside consultants provides not less than annual advice about the plan designs for similar manufacturing companies across the United States and in the communities where we are located. As with other elements of compensation, we strive to provide competitive benefits to attract high quality executives. Based on our general perception of the market and while we have not identified specific companies, we believe that the benefits noted in this section generally are competitive with all similarly situated manufacturers and competitors with exceptions made where we believe necessary based on the communities where we are located.

Stock Ownership

One of the key objectives of our executive compensation program is to align the interests of our executive officers with the long-term interests of our shareholders. We believe that an effective way of achieving this alignment is to ensure that our executive officers are shareholders and have a significant financial interest in the Company. In 2013, the Committee adopted Stock Ownership Guidelines which apply to approximately our top 25 executives, including all of the Named Executive Officers. All of the Named Executive Officers are in compliance with the stock ownership guidelines.

Under our stock ownership guidelines, our executives will be required to maintain ownership in our common stock in the following amounts:

Chief Executive Officer	6 times annual base salary
Executive Vice Presidents	3 times annual base salary
Senior Vice Presidents	1 times annual base salary

Executives will be given the opportunity to achieve these ownership guidelines over time. In the event that the Chief Executive Officer has not reached his ownership guideline, he will be required to retain 100% of net shares realized upon the vesting of equity awards until he has reached the required ownership level; for all other executives, the retention will be 75% of net shares realized upon the vesting of equity awards until he or she has reached the required ownership level.

Ownership levels are measured annually in June and are based on the annual salary and the average of the prior year’s month-end closing stock prices. The ownership requirement for each executive remains in place until the following June.

Risk Assessment

During 2015, the Committee reviewed an assessment of the Company’s compensation programs prepared by management, with a focus on incentive compensation programs. The Committee reviewed details regarding performance metrics, pay mix, annual incentive risk, long-term incentive risk, share ownership, governance risk and risk mitigation features. After a review of the programs, the Committee has concluded there were no risks reasonably likely to have a material adverse effect on the Company.

Fiscal 2016 Compensation Decisions

As part of our annual compensation-setting process, on March 25, 2016 the Committee and the Board of Directors approved and authorized annual equity-based awards under the 2013 Omnibus Incentive Plan to certain of the Company’s executive officers, including Messrs. Gamgort, Steeneck, Schiller, Fernandez and Boever.

On April 1, 2016, the Company granted nonqualified stock options and performance shares to Messrs. Steeneck, Schiller and Boever. Mr. Gamgort is resigning by the end of April 2016, and thus he was not granted any stock options or performance shares. Mr. Fernandez is retiring in June 2016, therefore he was not awarded stock options or performance shares.

Stock Options

On April 1, 2016, the Board granted nonqualified stock options to the following executives in the following amounts. Mr. Steeneck was granted 55,707 stock options, Mr. Schiller was granted 53,297 stock options and Mr. Boever was granted 28,469 stock options. The exercise price per share under each stock option grant was $45.28.

The length of vesting period and other terms of the stock options are the same as those for the options granted to executives in 2015 with the exception of the change in control provision. For the April 1, 2016 nonqualified stock option grant, each outstanding stock option will become fully vested and immediately exercisable in the event an executive is terminated (other than for cause), dies or becomes disabled, in each case, within 12 months following a change in control.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Performance Shares

The performance shares are eligible to vest after a three-year performance period beginning on April 1, 2016 and ending on March 31, 2019. The number of performance shares that vest and are settled at the end of the performance period is based on the Company’s cumulative total shareholder return relative to the total shareholder returns of members of a peer group.

The Committee approved a performance peer group as a means of establishing performance targets for the 2016 performance share grants. At the end of the performance period, the Company’s total shareholder return position will be ranked relative to the total shareholder returns of each member of the performance peer group. Pinnacle is measured against the companies in the performance peer group that remain within the performance peer group for the entire performance period. The companies in the performance peer group as of April 1, 2016 consisted of Pinnacle plus 19 other consumer products companies, nearly all of which are focused on food and beverage in North America. The companies in the performance peer group for the performance period beginning on April 1, 2016 and ending on March 31, 2019 are:

B&G Foods	Flowers Foods	J.M. Smuckers	Post Holdings
Campbell Soup Company	General Mills	Kellogg Company	Snyder’s-Lance
Church & Dwight	Hain Celestial Group	Kraft Heinz Company	TreeHouse Foods
ConAgra Foods	The Hershey Company	Lancaster Colony	WhiteWave Foods
Dean Foods	Hormel Foods	McCormick & Co.

The total number of performance shares that vest is based on where the Company’s total shareholder return falls within this ranking, and ranges from a 200% payout for ranking in the 91st percentile or above, to 100% payout for ranking in the 41st to 60th percentile, and 0% payout for ranking in the 10th percentile or below. The specific performance levels and corresponding payout levels are as set forth below:

Performance shares which become vested also entitle the holder to be credited with dividend equivalent payments in cash, with such dividend equivalents payable when, and to the extent, the underlying performance shares are settled (or such accrued dividend equivalents will be forfeited to the extent the performance shares are forfeited).

On April 1, 2016, the Board granted performance shares to the following executives in the following amounts, and such amounts assume that the target level of performance is achieved (with the actual number of shares to be earned based on the performance criteria described above): Mr. Steeneck was granted 11,613 performance shares, Mr. Schiller was granted 11,111 performance shares and Mr. Boever was granted 5,935 performance shares.

The other terms of the performance shares are the same as those for the performance shares granted to executives in 2015.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Report of the Compensation Committee

The Compensation Committee has discussed and reviewed the following Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2015.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Jane Nielsen, Chair

Raymond Silcock

Ann Fandozzi

Ioannis Skoufalos

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Summary Compensation Table

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our Named Executive Officers for services rendered to us during the fiscal years reported below.

Name and Principal Position	Year	Salary (S)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total ($)
Robert J. Gamgort Chief Executive Officer and Director	2015 2014 2013	1,037,115 987,308 937,500	— —	2,486,742 2,086,725 4,161,308	1,522,770 1,566,908 2,552,751	1,374,680 1,320,000 1,368,000	71,955 71,901 53,085	6,493,263 6,032,841 9,072,644
Craig D. Steeneck Executive Vice President and Chief Financial Officer	2015 2014 2013	579,119 562,315 546,268	— —	604,563 636,530 14,465	370,220 477,962 966,929	624,929 635,613 673,216	38,764 39,388 29,057	2,217,594 2,351,808 2,229,935
Mark L. Schiller Executive Vice President and President North America Retail	2015 2014 2013	534,830 469,599 450,419	— —	575,640 457,479 43,787	352,521 343,509 580,185	595,048 488,538 555,357	31,687 31,991 23,061	2,089,725 1,791,116 1,652,809
Antonio F. Fernandez Executive Vice President and Chief Supply Chain Officer	2015 2014 2013	474,818 461,064 447,151	— —	424,851 447,365 56,819	260,176 335,920 580,185	106,743 434,308 505,980	29,347 47,619 39,069	1,295,935 1,726,276 1,629,204
Christopher J. Boever Executive Vice President and Chief Customer Officer	2015 2014 2013	388,955 368,654 342,284	—	291,417 300,950 572,195	178,466 225,997 580,185	372,141 340,313 371,700	22,688 163,759 64,034	1,253,667 1,399,673 1,930,398

(1)

Amounts included in this column for fiscal 2015 reflect the aggregate grant date fair value of performance based restricted shares granted on April 1, 2015 calculated in accordance with FASB ASC Topic 718, utilizing the assumptions discussed in Note 5 to our consolidated financial statements for the year ended December 27, 2015. The performance conditions applicable to the performance share units are a market condition as defined under FASB ASC Topic 718, and not a performance condition as defined under FASB ASC Topic 718.

(2)

Amounts included in this column for fiscal 2015 reflect the aggregate grant date fair value of options granted on April 1, 2015 calculated in accordance with FASB ASC Topic 718, utilizing the assumptions discussed in Note 5 to our consolidated financial statements for the year ended December 27, 2015. For more information on these grants, see “Compensation Discussion and Analysis—Elements of Compensation—Long Term Incentive Stock Options.”

(3)

“All Other Compensation” includes group life insurance, contributions made by the Company to 401(k) plan and contributions made by the Company to the Named Executive Officers’ Supplemental Savings Plan accounts. The amount of the contributions made by the Company under the Supplemental Savings Plan are set forth in the table entitled Nonqualified Deferred Compensation for Fiscal 2015.

We do not have employment agreements with any of our Named Executive Officers. The Named Executive Officers are covered under the Severance Plan as referenced on page 34.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Grants of Plan-Based Awards in Fiscal 2015

The following table provides supplemental information relating to grants of plan-based awards in fiscal 2015 to help explain information provided above in our Summary Compensation Table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares (#)	All Other Stock Awards Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/sh) ($)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Robert J. Gamgort	4/01/2015 4/01/2015	311,719	1,246,875	2,493,750	0	51,157	102,314		170,523	41.05	2,486,742 1,522,770
Craig D. Steeneck	4/01/2015 4/01/2015	123,994	495,975	991,950	0	12,437	24,874		41,458	41.05	604,563 370,220
Mark L. Schiller	4/01/2015 4/01/2015	118,065	472,260	944,520	0	11,842	23,684		39,476	41.05	575,640 352,521
Antonio F. Fernandez	4/01/2015 4/01/2015	101,660	406,640	813,280	0	8,740	17,480		29,135	41.05	424,851 260,176
Christopher J. Boever	4/01/2015 4/01/2015	73,838	295,350	590.700	0	5,995	11,990		19,985	41.05	291,417 178,466

(1)

Reflects possible payouts under our MIP for 2015 performance. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Awards (MIP)—2015 Annual Incentive Plan Results” for a discussion of threshold, target and maximum cash incentive compensation payouts. The actual amounts paid to our Named Executive Officers under our MIP for 2015 performance are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Mr. Gamgort’s 2015 target was pro-rated at 100% of his base salary for January through March and 125% of his base salary for April through December.

(2)

Reflects awards of performance based restricted stock on April 1, 2015. See the “Compensation Discussion and Analysis-Elements of Compensation-Long Term Incentives-Performance Shares” section above for further information.

(3)

Reflects stock option awards on April 1, 2015 with an exercise price of $41.05 per share. See the “Compensation Discussion and Analysis-Elements of Compensation-Long Term Incentives-Stock Options” section above for further information.

(4)

Represents the grant date fair value of the performance based restricted shares and options, calculated in accordance with FASB ASC Topic 718 and utilizing the assumptions discussed in Note 5 to our consolidated financial statements for the fiscal year ended December 27, 2015.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information regarding outstanding awards made to our Named Executive Officers as of our most recent fiscal year end.

Option Awards								Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/ Sh)	Option Vesting Date	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Robert J. Gamgort	3/27/2013 4/1/2014 4/1/2015		551,350 184,995 170,523		20.00 29.28 41.05	3/27/2016 4/1/2017 4/1/2018	3/27/2023 4/1/2024 4/1/2025				55,498 51,157	2,376,424 2,190,543
Craig D. Steeneck	3/27/2013 4/1/2014 4/1/2015		208,840 56,430 41,458		20.00 29.28 41.05	3/27/2016 4/1/2017 4/1/2018	3/27/2023 4/1/2024 4/1/2025				16,929 12,437	724,900 532,552
Mark L. Schiller	3/27/2013 4/1/2014 4/1/2015		125,310 40,556 39,476		20.00 29.28 41.05	3/27/2016 4/1/2017 4/1/2018	3/27/2023 4/1/2024 4/1/2025	422	(1)	18,070	12,167 11,842	520,991 507,074
Antonio F. Fernandez	3/27/2013 4/1/2014 4/1/2015		125,310 39,660 29,135		20.00 29.28 41.05	3/27/2016 4/1/2017 4/1/2018	3/27/2023 4/1/2024 4/1/2025	5,116	(2)	219,067	11,898 8,740	509,472 374,247
Christopher J. Boever	3/27/2013 4/1/2014 4/1/2015		125,310 26,682 19,985		20.00 29.28 41.05	3/27/2016 4/1/2017 4/1/2018	3/27/2023 4/1/2024 4/1/2025	30,087	(3)	1,288,325	8,004 5,995	342,731 256,706

(1)	Reflects time-vesting shares of restricted stock that had not vested as of December 27, 2015 of which 422 will vest on June 16, 2016 (with accelerated vesting upon a change in control).
(2)	Reflects time-vesting shares of restricted stock that had not vested as of December 27, 2015 of which 5,116 will vest on June 16, 2016 (with accelerated vesting upon a change in control).
(3)

Reflects time-vesting shares of restricted stock that had not vested as of December 27, 2015 of which 1,716 vested on March 6, 2016 and 26,655 vested on March 27, 2016 and 1,716 will vest on March 6, 2017.

(4)

Reflects performance shares granted on April 1, 2015 which will vest on April 1, 2018, subject to performance conditions. See “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives” for further information.

(5)	Market value is based upon the closing market price of our common stock on December 24, 2015.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Option Exercises and Stock Vested in Fiscal 2015

The following table provides information regarding the amounts received by our Named Executive Officers upon exercise of options or similar instruments or the vesting of stock or similar instruments during our most recent fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Received On Vesting ($)	Number of Shares Acquired On Vesting (#)	Value Received On Vesting(1) ($)
Robert J. Gamgort	—	—	6,445	276,104
Craig D. Steeneck	—	—	2,117	90,692
Mark L. Schiller	—	—	6,145	263,189
Antonio F. Fernandez	—	—	5,116	218,402
Christopher J. Boever	—	—	1,716	63,166

(1)	The value realized on vesting is based on the closing market price of our common stock on the applicable vesting date (or previous trading day if the vesting date was not a trading day).

Nonqualified Deferred Compensation for Fiscal 2015

Our Named Executive Officers are eligible to participate in The Pinnacle Foods Supplemental Savings Plan, or “the Supplemental Savings Plan.” The Supplemental Savings Plan was implemented in 2013 and is a non-qualified plan funded through a rabbi trust that permits participants to defer compensation that would otherwise be paid to them currently. The Supplemental Savings Plan enables participants to defer compensation for future payment when they deem it beneficial to receive it and allows the Company to provide, on a non-qualified tax basis, contributions that could not be made on the participants’ behalf to the tax-qualified 401(k) plan.

While deferred, amounts are credited with earnings as they are invested by the participant in one or more investment options offered by the Supplemental Savings Plan. The investment options under the Supplemental Savings Plan consist of investments in mutual funds or other investments available to participants in our 401(k) plan.

Beginning in 2013, we began crediting the Supplemental Savings Plan accounts of executive officers with the amount of employer matching contributions that exceed the limits established by the IRS for contribution to the 401(k) plan. These amounts are credited in the first quarter of the year after they are earned. As shown in the footnotes to the Summary Compensation Table, these amounts are designated as “Contributions to Supplemental Savings Plan accounts” and are included as “All Other Compensation” in the year earned. These amounts are also included in the Non-Qualified Deferred Compensation table in the year earned.

Payments are distributed in a lump sum or in annual installments for up to 5 years. All elections and payments under the Supplemental Savings Plan are subject to compliance with Section 409A of the Internal Revenue Code which may limit elections and require a delay in payment of benefits in specified circumstances.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Under the terms of Mr. Gamgort’s employment agreement, he received an annual deferred cash incentive award through the end of 2012. The incentive award had a target of $1 million per year beginning with the 2010 fiscal year and was contingent on satisfaction of specified performance objectives established by the Board. Each deferred award is generally payable without interest on the third anniversary of the date the Board determined the relevant performance criteria for such award were achieved, but payment is subject to acceleration upon a change in control of us or upon Mr. Gamgort’s death or termination of employment due to disability. In 2015, Mr. Gamgort received a distribution of a previously earned deferred cash incentive award as noted in the table below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions to Last Fiscal Year ($)(1)	Aggregate Earnings Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Robert J. Gamgort Deferred Cash Incentive Award Supplemental Savings Plan	— 117,856	— 62,763	— 5,908	300,000 —	950,000 514,528
Craig D. Steeneck Supplemental Savings Plan	54,381	28,492	2,359	—	228,143
Mark L. Schiller Supplemental Savings Plan	36,890	22,495	1,809	—	182,885
Antonio F. Fernandez Supplemental Savings Plan	454,563	19,324	10,915	—	1,243,434
Christopher J. Boever Supplemental Savings Plan	72,927	13,928	5,659	—	389,702

(1)	The amounts listed are reported in the Summary Compensation Table under “All Other Compensation”.

Pension Benefits for Fiscal 2015

None of our Named Executive Officers are currently in a defined benefit plan sponsored by us or our subsidiaries or affiliates.

Potential Payments Upon Termination or Change in Control

The following tables show the estimated amount of potential cash severance payable to each of the Named Executive Officers, as well as the estimated value of continuing benefits, based on compensation and benefit levels in effect on December 27, 2015 (the last business day of our fiscal year), assuming the executive’s employment terminated effective December 27, 2015 in accordance with the most recent Severance Plan. Due to the numerous factors involved in estimating these amounts, the actual value of benefits and amounts to be paid can only be determined upon an executive’s termination of employment.

In the tables below, the value of the acceleration of equity award vesting reflects the value of all unvested restricted shares that are subject to the attainment of a specific performance hurdle for vesting purposes if a change in control events occurs as of December 27, 2015. It also includes the value of a pro-rated portion of the April 1, 2015 stock option grant and a pro-rated portion of the April 1, 2015 performance share unit grant if termination was due to death or disability as of December 27, 2015. The value of health and welfare benefits in the table below was estimated at $1,000 per month.

The definitions for the termination reasons “Cause,” “Good Reason,” “Change in Control,” and “Disability” used in table are defined below.

The termination reason “Cause” means, in the context of an employee’s termination or separation from employment with the Company prior to a Change in Control, an employee’s (i) neglect, refusal or failure (other than by reason of illness, accident or other physical or mental incapacity), in any material respect, to attend to duties as assigned by the Company; (ii) failure in any material respect to comply with any of terms of employment; (iii) failure to successfully complete a performance improvement plan; (iv) failure to follow the established, reasonable and material policies, standards, and regulations of the Company or direction of the Board; (v) willful engagement in misconduct injurious to the Company or to any of its subsidiaries or affiliates; or (vi) conviction in a court of law of, or pleading of guilty or nolo contendere to, any crime that constitutes a felony in the jurisdiction involved; provided, however, that in the context of an employee’s termination or separation from employment with the Company following a Change in Control, “Cause” means an employee’s (i) willful failure (other than by reason of illness, accident or other physical or mental

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

incapacity) to make reasonable attempts to substantially perform duties as assigned by the Company after a written demand for substantial performance is delivered by the Company to the employee that specifically identifies the manner in which the Company believes the employee has not made such reasonable attempts to substantially perform employee’s duties, and employee fails to cure such failure within 30 days after receipt of the Company’s written demand; (ii) willful failure to comply with material terms of employment pursuant to a written agreement, where such failure to comply continues for more than seven business days after written notice is given by the Company to the employee; (iii) willful engagement in gross misconduct that is materially and demonstrably injurious to the Company or to any of its subsidiaries; or (iv) conviction in a court of law of, or pleading of guilty or nolo contendere to, any crime that constitutes a felony in the jurisdiction involved.

“Good Reason” means the occurrence of any one or more of the following without the eligible employee’s written consent: (a) a material reduction in the eligible employee’s then-current base salary or bonus amount; (b) a material diminution in the eligible employee’s authorities, duties, or responsibilities, or the assignment to the eligible employee of duties inconsistent with the eligible employee’s then-current authorities, duties or responsibilities; (c) the Company’s requiring the eligible employee to be based at an office location which is at least fifty (50) miles from his or her then-current office location and which materially increases such eligible employee’s travel time from his or her then-current residence, or, following a Change in Control, the Company’s requiring the eligible employee to travel on business to a substantially greater degree than required prior to the Change in Control; or (d) failure of any successor of the Company to expressly assume the Severance Plan; provided, that an eligible employee may not rely on any particular action or event as a basis for terminating his or her employment due to Good Reason unless he or she delivers a notice based on that action or event within 90 days after its occurrence and the Company has failed to correct the circumstances cited by the eligible employee as constituting Good Reason within 30 days of receiving such notice, and the eligible employee terminates employment within 60 days following the Company’s failure to correct. However, no event will be considered to constitute Good Reason if the eligible employee is offered comparable employment with respect to his or her position without giving effect to the events allegedly constituting Good Reason, by the Company or any subsidiary or affiliate of the Company, regardless of whether the eligible employee accepts such offer of employment.

“Change in Control Termination” means any termination of employment of an eligible employee (a) either (i) by the Company (other than for Cause and other than during an eligible employee’s Disability), or (ii) by an eligible employee for Good Reason, in each case, within two (2) years following a Change in Control, or (b) at the request of an acquirer or potential acquirer in connection with, or prior to, a Change in Control, provided, that, any termination of the employment of an eligible employee will not be considered a Change in Control Termination if the eligible employee is offered comparable employment by the Company or any subsidiary or affiliate of the Company, or any of their respective successors, regardless of whether the eligible employee accepts such offer of employment.

“Disability” means a condition entitling an employee to receive benefits under a long-term disability plan of the Company, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which an employee was employed or served when such disability commenced. Any determination of whether Disability exists will be made by the plan administrator in its sole discretion.

All employees have life insurance benefits which are payable upon death. The benefit under the life insurance policy for each of the Named Executive Officers is $500,000.

The Company does not provide any gross-ups or reimbursement for any excise taxes that may be incurred in connection with a change in control.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Robert J. Gamgort

	Voluntary Termination	Involuntary Termination Without Cause	Termination For Cause	Good Reason	Change in Control	Disability	Death
Cash Severance	$—	$4,725,000		$4,725,000	7,087,500	$—	$—
Acceleration of Equity Award Vesting	—	—		—	19,955,432	3,451,918	3,451,918
Health and Welfare Benefits	—	18,000		18,000	18,000	—	500,000
Accelerated Payment of Deferred Cash Incentive Awards	633,333	633,333	633,333	950,000	950,000	950,000	950,000
Total	$633,333	$5,376,333	$633,333	$5,693,000	$28,010,932	4,401,918	4,901,918

Craig. D. Steeneck

	Voluntary Termination	Involuntary Termination Without Cause	Termination For Cause	Good Reason	Change in Control	Disability	Death
Cash Severance	$—	$1,619,213	$—	$1,619,213	$2,428,819	$—	$—
Acceleration of Equity Award Vesting	1,014,740	—	—	—	6,860,624	1,014,740	1,014,740
Health and Welfare Benefits	—	18,000	—	18,000	18,000	—	500,000
Total	$1,014,740	$1,637,213	$—	$1,637,213	$9,307,443	$1,014,740	$1,514,740

Mark L. Schiller

	Voluntary Termination	Involuntary Termination Without Cause	Termination For Cause	Good Reason	Change in Control	Disability	Death
Cash Severance	$—	$1,541,790	$—	$1,541,790	$2,312,685	$—	$—
Acceleration of Equity Award Vesting	—	—	—	—	4,524,710	764,255	764,255
Health and Welfare Benefits	—	18,000	—	18,000	18,000	—	500,000
Total	$—	$1,559,790	$—	$1,559,790	$6,855,395	$764,255	$1,264,255

Antonio F. Fernandez

	Voluntary Termination	Involuntary Termination Without Cause	Termination For Cause	Good Reason	Change in Control	Disability	Death
Cash Severance	$—	$1,327,560	$—	$1,327,560	1,991,340	$—	$—
Acceleration of Equity Award Vesting	—	—	—	—	4,550,926	713,161	713,161
Health and Welfare Benefits	—	18,000	—	18,000	18,000	—	500,000
Total	$—	$1,345,560	$—	$1,345,560	$6,560,266	$713,161	$1,213,161

2016 NOTICE OF MEETING AND PROXY STATEMENT

Executive Compensation (continued)

Christopher J. Boever

	Voluntary Termination	Involuntary Termination Without Cause	Termination For Cause	Good Reason	Change in Control	Disability	Death
Cash Severance	$—	$689,150	$—	$689,150	$1,033,725	$—	$—
Acceleration of Equity Award Vesting	—	—	—	—	5,143,984	481,113	481,113
Health and Welfare Benefits	—	18,000	—	18,000	18,000	—	500,000
Total	$—	$707,150	$—	$707,150	$6,195,709	$481,113	$981,113

Equity Compensation Plan Information

The following table provides information about the Company’s stock that could have been issued under the Company’s equity compensation plans as of December 27, 2015:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted -Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(c)
Equity Compensation Plans Approved by Security Holders	3,310,909	$24.08	5,772,867
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
Total	3,310,909	$24.08	5,772,867

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and

Restated Pinnacle Foods Inc. 2013 Omnibus

Incentive Plan

General

We are asking the Company’s stockholders to approve the material terms of the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is designed to allow for the grant of awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m). Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that qualifies as “performance-based compensation.” In order for awards under the Plan to be eligible to qualify as “performance-based compensation” for purposes of Code Section 162(m), the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by the Company’s stockholders. The material terms include the employees eligible to receive compensation under the Plan, a description of the business criteria on which any performance goals are based for awards under the Plan, and the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these material terms of the Plan are described below, and approval of the Plan will constitute approval of the material terms of the Plan for purposes of Code Section 162(m).

We are also asking our stockholders to approve the amendment and restatement of the Plan. In this section, we refer to the existing Pinnacle Foods Inc. 2013 Omnibus Incentive Plan as the “Existing Plan” and the amended and restated version of the plan as the “Plan.” The amendment and restatement of the Existing Plan will:

•	Provide for a “double-trigger” for the vesting of any outstanding awards following a “Change in Control” (as such term is defined in the Existing Plan and described further below);

•	Provide flexibility for the Board of Directors to make exceptions to the cash fees paid to Non-Employee Directors in an amount not to exceed $750,000 in total value during a fiscal year;

•	Add “total stockholder return” and “corporate reputation” as performance criteria that will be used to establish performance goals for Participants; and

•	Make other clarifying and administrative amendments.

These changes to the Existing Plan are contingent upon receipt of stockholder approval of the Plan.

Effective as of February 9, 2016, the Compensation Committee (the “Committee”) approved the amendment and restatement of the Plan and recommended its submission to the stockholders for approval at our annual meeting.

The Company believes that the Plan is important in attracting and retaining talented employees, consultants, advisors and directors essential to the Company’s long-term growth and success. The Plan enables the Company to closely align the interests of employees and its stockholders by providing the Company the ability to award employees with equity-based compensation and other performance-based compensation. If the Plan is not approved by our stockholders, we believe our ability to attract and retain talent in our industry will be seriously and negatively impacted.

Material Amendments

The material differences between the Existing Plan and the Plan are described below. Capitalized terms used within this summary are defined in the Plan, which is attached as Annex A to this Proxy Statement. For further information on the terms of the Plan, please see the complete text of the Plan.

Double Trigger Vesting of Outstanding Awards Following a Change in Control

Stock Options

Under the Existing Plan, in the event of a Change in Control, each outstanding Option granted to such Participant will, to the extent not then vested or previously forfeited or cancelled, become fully vested and immediately exercisable as of the date of such Change in Control.

Under the Plan, in the event of a Plan participant’s termination of continuous service with the Company other than for Cause or a Plan participant’s termination of continuous service with the Company due to death or disability, in each case within 12 months following a Change in Control, each outstanding Option granted to such participant will become fully vested and immediately exercisable as of the date of such termination.

Restricted Stock/Restricted Stock Units

Under the Existing Plan, in the event of a Change in Control, each outstanding Restricted Stock or Restricted Stock Unit granted to Plan participants will, to the extent not then vested or previously forfeited or cancelled, become fully vested and immediately exercisable as of the date of such Change in Control.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

Under the Plan, in the event of a Plan participant’s termination of employment other than for Cause or a Plan participant’s termination of continuous service with the Company due to death or disability, in each case within 12 months following a Change in Control, each outstanding Restricted Stock or Restricted Stock Units granted to such participant will become fully vested and the restrictions shall immediately lapse as of the date of such termination.

SARS

Under the Existing Plan, in the event of a Change in Control, each outstanding SAR granted to a Plan participant will, to the extent not then vested or previously forfeited or cancelled, become fully vested and immediately exercisable as of the date of such Change in Control.

Under the Plan, in the event of a Plan participant’s termination of employment other than for Cause or a Plan participant’s termination of continuous service with the Company due to death or disability, in each case within 12 months following a Change in Control, each outstanding SAR granted to such participant will become fully vested and immediately exercisable as of the date of such termination.

Non-Employee Director Compensation

Under the Existing Plan, the maximum number of shares of Common Stock and cash fees granted or paid to Non-Employee Directors in any single fiscal year, could not exceed $500,000 in total value. In order to provide the Board with additional flexibility to address unique director circumstances, the Plan allows the Board to make exceptions to the $500,000 total value limit for Non-Employee Directors in extraordinary circumstances as the Board may determine in its sole discretion. Under the Plan, the Board may increase the $500,000 total value limit if the total value does not exceed $750,000 in total value during a fiscal year and if the impacted Non-Employee Director does not participate in the decision to award such compensation or in other contemporaneous decisions involving Non-Employee Directors.

Additional Performance Criteria

The Existing Plan contains enumerated performance criteria that are used to establish performance goal(s) based on the attainment of specific levels of performance of the Company. The Plan has expanded the performance criteria to include “total stockholder return” rather than “relative stockholder return”, and to include “corporate reputation”. Additionally, the Plan states that any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

Summary of the Plan

The essential features of the Plan, including the proposed amendments, are summarized below. This summary does not purport to be a complete description of all the provisions of the Plan, and is subject to and qualified in its entirety by reference to the complete text of the Plan, which is attached as Annex A hereto. Capitalized terms used in this summary that are not otherwise defined have the meanings set forth in the Plan.

Shares Subject to the Plan. The total number of shares of common stock that may be issued under the Plan is 11,300,000 (the “Absolute Share Limit”). Note that the Absolute Share Limit under the Plan is not increasing from the Existing Plan. Taking into account shares that have been previously issued and awards that have been previously granted under the Existing Plan, as of April 1, 2016, the Plan has 5,294,675 shares available for issuance pursuant to future awards.

Shares that are subject to Awards that have expired or been cancelled, terminated, forfeited, settled for cash or otherwise settled without delivery to the Participant of the full amount of shares of Common Stock with which the Award is related will be added to the shares available for Awards under the Plan. In addition, the following shares will be added to the shares available for Awards under the Plan: (i) shares that are held back or tendered by participants to the Company as full or partial payment or the exercise price of purchase price of awards; and (ii) shares that are held back or tendered by participants to the Company to meet the tax withholding obligations with respect to an award. Substitute Awards, shares granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines, will not be counted against the Absolute Share Limit. However, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code will be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and will not reduce the number of shares of Common Stock available for delivery under the Plan.

The maximum number of Options or SARS with respect to which Awards may be granted during each calendar year to any given Participant may not exceed 1,500,000 shares of common stock. The maximum number of Awards that may be granted as incentive stock options under the Plan may not exceed the Absolute Share Limit. No more than 500,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

denominated in shares of Common Stock granted to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates. The maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash will be $5,000,000.

Eligibility. Employees (provided that such employee is not covered by a collective bargaining agreement), directors, officers, consultants and advisors (and prospective employees, directors, officers, consultants and advisors) of the Company and its Affiliates are eligible to participate in the Plan. As of April 1, 2016, approximately 260 employees and 7 non-employee directors currently qualify to participate in the Plan.

Stock Options and Stock Appreciation Rights. The Committee may award nonqualified or incentive stock options under the Plan. Options granted under the Plan will become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee at the time of grant, but in no event will an Option be exercisable beyond the date that is ten years from the date of grant (five years in the case of an incentive stock option granted to any Participant who owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate). Participants awarded Options or Stock Appreciation Rights will not receive dividends or dividend equivalents or have any voting rights with respect to shares of common stock underlying the Options or Stock Appreciation Rights.

The exercise price per share of common stock for any Option awarded will not be less than the fair market value of a share of common stock on the day the Option is granted. Fair market value is defined under the Plan as the closing sales price of a share of our common stock on the NYSE. To the extent permitted by the Committee, the exercise price of an Option may be paid in cash or its equivalent, in shares of common stock or other property having a fair market value equal to the aggregate Option exercise price; by means of cashless exercise; through the delivery of irrevocable instructions to a broker to sell shares of common stock obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate Option exercise price for the shares of common stock being purchased; or by net exercise, effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the exercise price and all applicable required withholding.

The Committee may grant SARs independent of or in conjunction with an Option. The exercise price of a SAR will not be less than the fair market value (i.e., the closing price on the NYSE) of a share of common stock on the date the SAR is granted; except that, in the case of a SAR granted in conjunction with (or in substitution of) an Option, the exercise price will not be less than the exercise price of the related Option. A SAR will in no event be exercisable beyond the date that is ten years from the date of grant. Each SAR granted independent of an Option will vest and become exercisable and will expire in such manner and on such date or dates determined by the Committee and will expire after such period, not to exceed ten years, as may be determined by the Committee. Payment will be made in shares of common stock and/or cash (any share of common stock valued at fair market value (i.e., the closing price)), as determined by the Committee.

No Repricing. The Plan prohibits the repricing of Options or SARs awarded under the Plan, unless such action is approved by the Company’s stockholders in accordance with the applicable rules of the NYSE.

Restricted Stock. The Committee will determine the number of shares of Restricted Stock to be granted to a Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company and the other terms and conditions of shares of Restricted Stock.

Restricted Stock Units (RSUs). The Committee will determine the number of Restricted Stock Units, known as RSUs, to be granted to a Participant, the duration of the period during which, and the conditions, if any, under which, the RSUs may be forfeited to the Company and the other terms and conditions of RSUs.

Other Equity-Based Awards. The Committee, in its sole discretion, may grant stock awards, unrestricted stock and other Awards, including performance shares and performance stock units, that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, our common stock. Such stock-based awards may be in such form, and dependent on such conditions, as the Committee determines, including, without limitation, the right to receive, or vest with respect to, one or more shares of common stock (or the equivalent cash value of such shares of common stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

Performance Compensation Awards. The Committee has the authority to designate an Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation”

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

under Section 162(m) of the Code. The Committee has sole discretion to select the length of a Performance Period for a Performance Compensation Award, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), and the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.

Performance Goals and Code Section 162(m). Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a calendar year. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value (i.e., the closing price) of a share of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Code Section 162(m) or the regulations thereunder, in applying the foregoing limitation, if any Option or Stock Appreciation Right is canceled, the canceled award will continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant. With respect to Restricted Stock, RSUs and other equity-based awards, the general rule is that in order for such awards (such as RSUs) to qualify as performance-based compensation, the Compensation Committee must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, in the case of performance periods for less than one year, not later than the date upon which 25% of the performance period lapses) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. There can be no guarantee, however, that amounts payable under the Plan will be treated as qualified performance-based compensation under Code Section 162(m).

Currently, interpretive guidance issued by the Internal Revenue Service defines a “covered employee” under Code Section 162(m) as the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.

The Plan includes the following performance criteria that may be considered by the Compensation Committee when granting performance-based awards: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) inventory control; (xviii) enterprise value; (xix) sales; (xx) total stockholder return; (xxi) client retention; (xxii) competitive market metrics; (xxiii) employee retention; (xxiv) timely completion of new product rollouts; (xxv) timely launch of new facilities; (xxvi) measurements related to a new purchasing “co-op”; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) comparisons of continuing operations to other operations; (xxxi) market share; (xxxii) cost of capital, debt leverage year-end cash position or book value; (xxxiii) strategic objectives, development of new product lines and related revenue, sales and margin targets, franchisee growth and retention, menu design and growth, co-branding or international operations; (xxxiv) corporate reputation; or (xxxv) any combination of the foregoing. Any Performance Criteria that are financial metrics, may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a Participant in the Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a Participant to exercise an award following termination of service, the Award will terminate to the extent not exercised on the last day of the period specified in the award agreement or the last day of the original term of the award, whichever comes first.

Adjustments Upon Certain Events. In the event of any stock dividend (other than regular cash dividends) or other distribution, stock split, reorganization, recapitalization, merger, spin-off, share exchange or any other similar transaction or event that affects the shares of common stock, or unusual or nonrecurring events affecting the Company, the Committee, in its sole discretion, will make adjustments as it may deem equitable, including, without limitation, the following: (i) adjusting the number or kind of shares of common stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding awards; (ii) adjusting the exercise price or strike price with respect to any Award; (iii) adjusting any applicable

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

performance measures; (iv) providing for substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards; and/or (v) cancelling any one or more outstanding Awards.

In each case within twelve (12) months following a Change in Control, in the event of (i) a Participant’s Termination other than for Cause or (ii) a Participant’s Termination due to death or Disability, each (A) Option or SAR granted to such Participant will become fully vested and immediately exercisable as of the date of such Termination, provided that the vesting or exercisability of any Option or SAR that would otherwise be subject to the achievement of performance conditions will become fully vested and immediately exercisable based on actual performance through the date of termination or assumed if the Committee determines that measurement of actual performance cannot be reasonably assessed, in each case prorated based on the time elapsed from the date of grant to the date of termination; (B) Restricted Stock or Restricted Stock Unit granted to such Participant will become fully vested as of the date of such Termination, provided that the vesting Restricted Stock or Restricted Stock Unit that would otherwise be subject to the achievement of performance conditions will become fully vested based on actual performance through the date of termination or assumed if the Committee determines that measurement of actual performance cannot be reasonably assessed, in each case prorated based on the time elapsed from the date of grant to the date of termination; (C) Participant will receive payment in respect of a Performance Compensation Award based on actual performance through the date of Termination as determined by the Committee, or the assumed achievement of target performance if the Committee determines that measurement of actual performance cannot be reasonably assessed, in each case prorated based on the time elapsed from the date of grant to the date of termination.

Administration. The Plan is administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee of the Committee consisting solely of individuals who are intended to qualify as “independent directors” within the meaning of the NYSE listed company rules, “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, as amended (or any successor rule thereto) and, to the extent required by Code Section 162(m), “outside directors” within the meaning thereof. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan.

Amendment and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan or any portion thereof. The Company will obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as is required under the terms of the Plan.

Transferability. Unless otherwise determined by the Committee, Awards under the Plan may not be transferred or assigned by a Participant otherwise than by will or the laws of descent and distribution.

New Plan Benefits

The benefits that will be awarded or paid in the future under the Plan are not currently determinable. Such awards are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them. The Committee is responsible for determining the compensation of our non-employee directors. The Company’s current approved program for awards to non-employee directors provides for an annual equity award of restricted stock units covering a number of shares equal to $150,000 and $195,000 for the Independent Chairman and Lead Director. The number of restricted stock units is determined by dividing the $150,000, or $195,000, by the per-share closing price of the Company’s common stock on the date of grant (rounded downward to the nearest whole share). A non-employee director who is newly appointed to the Board other than in connection with our annual meeting of stockholders will also receive an initial award of restricted stock units determined in the same manner as the annual awards, but the grant-date value of the award is prorated based on the remaining length of time during the year during which the non-employee director is anticipated to serve on the Board. See “Director Compensation in Fiscal 2015” beginning on page 30 for equity granted to our non-employee directors in 2015. See the “Grants of Plan-Based Awards in 2015” table beginning on page 50 for equity granted to our Named Executive Officers in 2015.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

Awards under the Existing Stock Plan

The following table sets forth the Options, Restricted Stock Units, Restricted Stock, Performance Shares and Performance Unit awards that have been received by or allocated under the Existing Plan since it was adopted on March 11, 2013 through April 1, 2016 to the following persons or groups: (i) our CEO; (ii) each of our other NEOs (as listed below); (iii) our current executive officers as a group; (iv) our current non-executive officer directors as a group; (v) each nominee for election as a director; and (vi) all employees, other than current executive officers, as a group. On April 1, 2016 the closing sale price of our common stock, as reported on the NYSE, was $45.28 per share.

Name	Number of Securities Underlying Options Granted Since Adoption of Existing Plan	Number of Securities Underlying RSUs or Restricted Shares Granted Since Adoption of Existing Plan	Number of Securities Underlying Performance Shares or Performance Units Since Adoption of Existing Plan
Bob Gamgort	906,868	459,848	390,151
Craig Steeneck	362,435	119,202	66,393
Mark Schiller	258,639	18,860	110,143
Antonio Fernandez	194,105	20,464	97,380
Christopher Boever	200,446	33,522	40,535
All current executive officers as a group	2,165,595	684,062	736,252
All non-executive officer directors as a group	167,080	165,146	18,631
All employees, other than current executive officers, as a group	1,471,363	880,587	426,314

Tax Status of Stock Incentive Plan Awards

The following discussion of the U.S. federal income tax status of awards under the Plan is based on current U.S. federal tax laws and regulations and does not purport to be a complete description of the U.S. federal income tax laws. Participants may also be subject to certain state and local taxes or may be subject to taxes imposed by countries other than the U.S., none of which are described below.

Nonqualified Stock Options. If the Option is a nonqualified Option, no income is realized by the participant at the time of grant of the Option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of shares of common stock to the Company), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value (i.e., the closing price) of the shares of common stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount, subject to possible limitations imposed by Code Section 162(m). Any gain that the participant realizes upon subsequent disposition of the shares will be short- or long-term capital gain, depending on how long the participant held the shares. If a participant exercises a nonqualified Option by delivering shares of common stock in lieu of paying cash for the strike price, the participant will not recognize gain or loss with respect to the exchange of such shares, even if the fair market value of such shares is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the nonqualified Option as if the participant paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no tax deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will generally recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value (i.e., the closing price) of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Code Section 162(m).

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

The “spread” under an incentive stock option—i.e., the difference between the fair market value (i.e., the closing price) of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. No income is realized by the participant at the time a Stock Appreciation Right is granted, and no deduction is available to the Company at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash and/or the fair market value of the common stock received by the participant, and the Company will be entitled to a deduction of equivalent value.

Restricted Stock. The grant of Restricted Stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares (i.e., the closing price) on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to a tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Code Section 162(m). Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of Restricted Stock may make an election under Code Section 83(b) (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value (i.e., the closing price) on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the Restricted Stock is issued.

Restricted Stock Units. The Company receives a tax deduction and the participant recognizes taxable income equal to the fair market value of the RSUs at the time the shares of common stock (or the equivalent value in cash or other property) are issued. Code Section 83(b) is not applicable to RSUs. The value of any part of an award of RSUs distributed to participants is taxable as ordinary income to such participant in the year in which such award is settled, and the Company will be entitled to a corresponding tax deduction.

Other Equity-Based Awards. The U.S. federal income tax consequences of other equity-based awards under the Plan (other than RSUs) will depend upon the actual terms and conditions of such Awards when granted and are not currently determinable.

Company Deduction and Code Section 162(m). Code Section 162(m) generally allows the Company to obtain tax deductions without limit for performance-based compensation. The Plan is designed to permit the grant of Options and Stock Appreciation Rights, and certain awards of Restricted Stock, RSUs and other equity-based awards that are intended to qualify as “performance-based compensation” not subject to Code Section 162(m)’s $1,000,000 deductibility cap. The rules and regulations promulgated under Code Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Plan will be fully deductible under all circumstances. Additionally, it is possible that certain awards granted under the Plan or otherwise will not be intended to qualify as “performance-based compensation” under Code Section 162(m).

Section 409A. The American Jobs Creation Act of 2004 introduced a new section of the Code (“Code Section 409A”) covering certain nonqualified deferred compensation arrangements. Code Section 409A generally establishes new rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. The Plan permits the grants of various types of awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Code Section 409A are not met, the taxable events described in this section could apply earlier than described, and could result in the imposition of the 20% additional tax (plus interest). Awards of Restricted Stock, Options and Stock Appreciation Rights that comply with the terms of the Plan, are designed to be exempt from Code Section 409A. RSUs granted under the Plan may be subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from Code Section 409A. If not exempt, such RSUs must be specifically designed to meet the requirements of Code Section 409A in order to avoid early taxation and penalties.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE AMENDED AND RESTATED PINNACLE FOODS INC. 2013 OMNIBUS

INCENTIVE PLAN.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

Shareholder Proposals for the 2017 Annual Meeting

If any shareholder wishes to propose a matter for consideration at our 2017 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to our Secretary, Pinnacle Foods Inc., 399 Jefferson Road, Parsippany, New Jersey 07054. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2017 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before December 16, 2016. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our bylaws permit shareholders to nominate directors and present other business for consideration at our Annual Meeting of Shareholders. To make a director nomination or present other business for consideration at the Annual Meeting of Shareholders to be held in 2017, you must submit a timely notice in accordance with the procedures described in our by-laws. To be timely, a shareholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2017, such a proposal must be received on or after January 27, 2017, but not later than February 26, 2017. In the event that the date of the Annual Meeting of Shareholders to be held in 2017 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s Annual Meeting of Shareholders, such notice by the shareholder must be so received no earlier than 120 days prior to the Annual Meeting of Shareholders to be held in 2017 and not later than the 90th day prior to such Annual Meeting of Shareholders to be held in 2017 or 10 calendar days following the day on which public announcement of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our bylaws. The proxy solicited by the Board for the 2016 Annual Meeting of Shareholders will confer discretionary authority to vote as the proxy holders deem advisable on such shareholder proposals which are considered untimely.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting M. Kelley Maggs, Pinnacle Foods, Inc., 399 Jefferson Road, Parsippany, New Jersey 07054, (973) 541-6620.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Proposal No. 4—Approval of the Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (continued)

Other Business

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

M. Kelley Maggs
Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.pinnaclefoods.com) and click on “Financial Information” under the “Investor Center” heading. Copies of our Annual Report on Form 10-K for the year ended December 27, 2015, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to:

Corporate Secretary

Pinnacle Foods Inc.

399 Jefferson Road

Parsippany, New Jersey 07054

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex A

Pinnacle Foods Inc.

2013 Omnibus Incentive Plan

(Amended and restated effective as of May 25, 2016)

1. Purpose. The purpose of the Pinnacle Foods Inc. Amended and Restated 2013 Omnibus Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given such term in Section 5(b).

(b) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award, Performance Compensation Award or cash-based award granted under the Plan.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant has failed to reasonably perform his or her duties to the Service Recipient, or has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, that results in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate, (C) the Participant has been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of the Participant that results in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the Company’s written policies that results in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate; (F) the Participant’s fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company or an Affiliate (other than good faith expense account disputes); (G) the Participant’s act of personal dishonesty which involves personal profit in connection with the Participant’s employment or service with the Company or an Affiliate, or (H) the willful breach by the Participant of a fiduciary duty owed to the Company or an Affiliate.

(f) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex A (continued)

(ii) during any period of twenty-four months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the consummation of the sale, transfer or other disposition of all or substantially all of the business or assets of the Company’s Affiliates; or

(iv) the consummation of a reorganization, recapitalization, merger, consolidation, or other similar transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination 50% or more of the total voting power of the entity resulting from such Business Combination (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of such resulting entity), is held by the holders of the Outstanding Company Voting Securities immediately prior to such Business Combination. For purposes of this Section 2(f)(iv), beneficial ownership following the Business Combination must be in substantially the same proportion as the beneficial ownership immediately prior to the Business Combination.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h) “Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to comply with Section 162(m) of the Code in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i) “Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(j) “Company” means Pinnacle Foods Inc., a Delaware corporation, and any successor thereto.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Detrimental Activity” means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or its Affiliates, (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Company or an Affiliate for Cause, or (iii) the breach of any noncompetition, nonsolicitation or other agreement containing restrictive covenants, with the Company or its Affiliates.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any then-existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other similar agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

(o) “Effective Date” means May 25, 2016.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex A (continued)

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates), who, in the case of each of clauses (i) through (iv) above has entered into an Award agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan. Solely for purposes of this Section 2(q), “Affiliate” shall be limited to (1) a Subsidiary, (2) any parent corporation of the Company within the meaning of Section 424(e) of the Code (“Parent”), (3) any corporation, trade or business 50% or more of the combined voting power of such entity’s outstanding securities is directly or indirectly controlled by the Company or any Subsidiary or Parent, (4) any corporation, trade or business which directly or indirectly controls 50% or more of the combined voting power of the outstanding securities of the Company and (5) any other entity in which the Company or any Subsidiary or Parent has a material equity interest and which is designated as an “Affiliate” by the Committee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 0 of the Plan.

(t) “Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(u) “Immediate Family Members” shall have the meaning set forth in Section 14(b).

(v) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(x) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(z) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

(aa) “NYSE” means the New York Stock Exchange.

(bb) “Option” means an Award granted under Section 7 of the Plan.

(cc) “Option Period” has the meaning given such term in Section 0 of the Plan.

(dd) “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ee) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(ff) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(gg) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goals for a Performance Period with respect to any Performance Compensation Award under the Plan.

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(hh) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ii) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj) “Performance Period” shall mean the one or more periods of time of not less than 12 months, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(kk) “Permitted Transferee” shall have the meaning set forth in Section 14(b) of the Plan.

(ll) “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

(mm) “Plan” means this Amended and Restated Pinnacle Foods Inc. 2013 Omnibus Incentive Plan.

(nn) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(oo) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(rr) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ss) “Service Recipient” means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(tt) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(uu) “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(vv) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(ww) “Substitute Award” has the meaning given such term in Section 5(e).

(xx) “Sub Plans” means, any sub-plan to this Plan that has been adopted by the Board or the Committee for the purpose of permitting the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the United States of America, with each such sub-plan designed to comply with local laws applicable to offerings in such foreign jurisdictions. Although any Sub Plan may be designated a separate and independent plan from the Plan in order to comply with applicable local laws, the Absolute Share Limit shall apply in the aggregate to the Plan and any Sub Plan adopted hereunder.

(yy) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient.

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3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, which may include a meeting by telephone conference held in accordance with applicable law. Action may be taken by the Committee without a meeting if written consent thereto is given in accordance with applicable law.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, including the criteria for the acceleration of the vesting of an Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Subsidiary the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are Non-Employee Directors or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless pursuant to the terms of the Company’s clawback policy, or unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and

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defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, no more than 11,300,000 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 1,500,000 shares of Common Stock may be made to any individual Participant during any single fiscal year of the Company (for this purpose, if a SAR is granted in tandem with an Option (such that the SAR expires with respect to the number of shares of Common Stock for which the Option is exercised), only the shares underlying the Option shall count against this limitation); (iii) subject to Section 12 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 500,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such share denominated Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of such shares of Common Stock on the last day of the Performance Period to which such Award relates; (v) the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous fiscal year; provided that the Board may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $750,000 in total value during a fiscal year and (y) the Non-Employee Director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving the Non-Employee Director; and (vi) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year) pursuant to a Performance Compensation Award denominated in cash (described in Section 11(a) of the Plan) shall be $5,000,000.

(c) Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without a delivery to the Participant of the full number of shares of Common Stock to which the Award related, the undelivered shares will again be available for grant. Shares of Common Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number of shares surrendered in payment of any Exercise Price or Strike Price, or taxes relating to an Award, shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either (i) the applicable shares are withheld or surrendered following the termination of the Plan or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase or a combination of the foregoing.

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(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award agreement, in written or electronic form, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration.

(i) Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate.

(ii) In the event of (A) a Participant’s Termination other than for Cause or (B) a Participant’s Termination due to death or Disability, in each case within 12 months following a Change in Control, each outstanding Option granted to such Participant shall become fully vested and immediately exercisable as of the date of such Termination; provided, that in the event the vesting or exercisability of any Option would otherwise be subject to the achievement of performance conditions, the portion of any such Option that shall become fully vested and immediately exercisable shall be based on (x) actual performance through the date of termination as determined by the Committee, or (y) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee, in each case prorated based on the time elapsed from the date of grant to the date of Termination.

(iii) In the event of (A) a Participant’s Termination by the Company for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire, (B) a Participant’s Termination due to death or Disability, after taking into account any accelerated vesting under the preceding clause (ii), each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period) and (C) a Participant’s

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Termination for any other reason, after taking into account any accelerated vesting under the preceding clause (ii), each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay the Exercise Price and all applicable required withholding taxes.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) In the event of (A) a Participant’s Termination other than for Cause or (B) a Participant’s Termination due to death or Disability, in each case within 12 months following a Change in Control, each outstanding SAR granted to such Participant shall become fully vested and immedi-

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ately exercisable as of the date of such Termination; provided, that in the event the vesting or exercisability of any SAR would otherwise be subject to the achievement of performance conditions, the portion of any such SAR that shall become fully vested and immediately exercisable shall be based on (x) actual performance through the date of termination as determined by the Committee, or (y) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee, in each case prorated based on the time elapsed from the date of grant to the date of Termination.

(iii) Unless otherwise provided by the Committee, in the event of (A) a Participant’s Termination by the Company for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire, (B) a Participant’s Termination due to death or Disability, after taking into account any accelerated vesting under the preceding clause (ii), each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the SAR Period) and (C) a Participant’s Termination for any other reason, after taking into account any accelerated vesting under the preceding clause (ii), each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the SAR Period).

(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.

(f) Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company’s independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Stock Certificates and Book Entry; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 14(a) or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that if the lapsing of restrictions with respect to any grant of Restricted Stock is contingent on satisfaction of performance conditions (other than or in addition to the passage of time), any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate). To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

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(c) Vesting; Acceleration of Lapse of Restrictions.

(i) The Restricted Period with respect to Restricted Stock and Restricted Stock Units shall lapse in such manner and on such date or dates determined by the Committee, and the Committee shall determine the treatment of the unvested portion of Restricted Stock and Restricted Stock Units upon termination of employment or service of the Participant granted the applicable Award.

(ii) In the event of (A) a Participant’s Termination by the Company other than for Cause, or (B) a Participant’s Termination due to death or Disability, in each case within 12 months following a Change in Control, outstanding Restricted Stock and Restricted Stock Units granted to such Participant shall become fully vested and the restrictions thereon shall immediately lapse as of the date of such Termination; provided, that in the event the vesting or lapse of restrictions of any Restricted Stock or Restricted Stock Units would otherwise be subject to the achievement of performance conditions, the portion of any such Restricted Stock or Restricted Stock Units that shall become fully vested and free from such restrictions shall be based on (x) actual performance through the date of termination as determined by the Committee, or (y) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee, in each case prorated based on the time elapsed from the date of grant to the date of Termination.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units. To the extent provided in an Award agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the release of restrictions on such Restricted Stock Units, and, if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

(e) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE PINNACLE FOODS INC. 2013 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED FROM TIME TO TIME, AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN PINNACLE FOODS INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PINNACLE FOODS INC.

10. Other Stock-Based Awards.

(a) The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted

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under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b) Unless otherwise provided by the Committee, in the event of (A) a Participant’s Termination by the Company other than for Cause, or (B) a Participant’s Termination due to death or Disability, in each case within 12 months following a Change in Control, outstanding Other Stock-Based Awards granted to such Participant shall become fully vested and the restrictions thereon shall immediately lapse as of the date of such Termination; provided, that in the event the vesting or lapse of restrictions of any Other Stock-Based Awards would otherwise be subject to the achievement of performance conditions, the portion of any such Other Stock-Based Awards that shall become fully vested and free from such restrictions shall be based on (x) actual performance through the date of termination as determined by the Committee, or (y) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee, in each case prorated based on the time elapsed from the date of grant to the date of Termination.

11. Performance Compensation Awards.

(a) General. The Committee shall have the authority, at or before the time of grant of any Award, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 13 of the Plan).

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) inventory control; (xviii) enterprise value; (xix) sales; (xx) total stockholder return; (xxi) client retention; (xxii) competitive market metrics; (xxiii) employee retention; (xxiv) timely completion of new product rollouts; (xxv) timely launch of new facilities; (xxvi) measurements related to a new purchasing “co-op”; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) comparisons of continuing operations to other operations; (xxxi) market share; (xxxii) cost of capital, debt leverage year-end cash position or book value; (xxxiii) strategic objectives, development of new product lines and related revenue, sales and margin targets, franchisee growth and retention, menu design and growth, co-branding or international operations; (xxxiv) corporate reputation; or (xxxv) any combination of the foregoing. Any Performance Criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the

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performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee shall, during the first 90 days of a Performance Period (or, within any other maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) (v) acquisitions or divestitures; (vi) any other specific, unusual, infrequently occurring or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (viii) discontinued operations and nonrecurring charges; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals; provided, however, that in the event of (x) a Participant’s Termination by the Company other than for Cause, or (y) a Participant’s Termination due to death or Disability, in each case within 12 months following a Change in Control, the Participant shall receive payment in respect of a Performance Compensation Award based on (1) actual performance through the date of Termination as determined by the Committee, or (2) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of target performance as determined by the Committee (but not to the extent that application of this clause (2) would cause Section 162(m) of the Code to result in the loss of the deduction of the compensation payable in respect of such Performance Compensation Award for any Participant reasonably expected to be a “covered employee” within the meaning of Section 162(m) of the Code), in each case prorated based on the time elapsed from the date of grant to the date of termination of employment or service.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount

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greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d)(ii)).

12. Changes in Capital Structure and Similar Events.

In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the shares of Common Stock, or (b) unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of the following:

(i) adjusting any or all of (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder, (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (C) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii) cancelling any one or more outstanding Awards and causing to be paid to the holders holding vested Awards (including any Awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Any such adjustment shall be conclusive and binding for all purposes. Payments to holders pursuant to clause (iii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

13. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or

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quoted) or for changes in GAAP to new accounting standards, (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 12), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 13(b) without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant’s termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value of the cancelled Option or SAR, and (iii) the Committee may not take any other action which is considered a “repricing” of such Option or SAR for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

14. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b) Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of

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the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c) Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid within 15 days after such Awards are earned and become payable or distributable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, provided that with respect to shares withheld pursuant to clause (B), the number of such shares may not have a Fair Market Value greater than the minimum required statutory withholding liability (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

(e) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or Sub-Plans or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

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(h) Termination. Except as otherwise provided in an Award agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant’s undergoes a Termination of employment, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(i) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter- dealer quotation system on which the securities of the Company are listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex A (continued)

(unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(p) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

(r) Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(t) 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties or take an action to prevent the assessment of any taxes or penalty on any person. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex A (continued)

Following any applicable six month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(u) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other awards shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(v) Insider Trading Policy. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company.

(w) Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement or Company clawback policy may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise has engaged in or engages in Detrimental Activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement or Company clawback policy that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant will forfeit any cash-based award and/or forfeit any gain realized on the vesting or exercise of such Award, and must repay the gain to the Company. The Committee may also provide in an Award agreement or Company clawback policy that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.

(x) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

15. Plan History. The Plan was originally adopted by the Company on March 11, 2013 as the Pinnacle Foods Inc. 2013 Omnibus Incentive Plan. The Committee approved an amendment and restatement of the Plan on February 9, 2016 to (a) provide for a “double-trigger” for the vesting of any outstanding awards following a Change in Control, (b) provide expressly that the Committee has the authority, in certain circumstances, to accelerate the vesting of a Participant’s Award, (c) provide flexibility for the Board to make exceptions to the cash fees paid to Non-Employee Directors in an amount not to exceed $750,000 in total value during a fiscal year, (d) provide additional performance criteria pursuant to which Performance Compensation Awards may be granted under the Plan and (e) make other clarifying and administrative amendments. The amendment and restatement of the Plan is subject to and contingent upon, shareholder approval, which approval is being sought at the 2016 Annual Meeting of Stockholders on May 25, 2016 (the “Annual Meeting”). If the Amended and Restated 2013 Omnibus Incentive Plan is not approved at the Annual Meeting, the current 2013 Omnibus Incentive Plan will remain in effect.

2016 NOTICE OF MEETING AND PROXY STATEMENT

Annex B

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Year Ended December 27, 2015 (52 Weeks)

(in millions, except per share)	Net Sales	Gross Profit	EBIT	Net Earnings	Diluted Shares	Diluted EPS
Reported	$2,656	$741	$425	$212	117.3	$1.81
Acquisition, merger and other restructuring charges(1)		10	14	10
Other non-cash items(2)		(1)	4	3
Adjusted	$2,656	$750	$443	$225	117.3	$1.92
Depreciation(3)			75
Amortization			14
Adjusted EBITDA			$532

Year Ended December 28, 2014 (52 Weeks)

(in millions, except per share)	Net Sales	Gross Profit	EBIT	Net Earnings	Diluted Shares	Diluted EPS
Reported	$2,591	$681	$512	$248	116.9	$2.13
Acquisition, merger and other restructuring charges(4)		12	(130)	(79)
Other non-cash items(5)		18	41	34
Adjusted	$2,591	$711	$423	$203	116.9	$1.74
Depreciation			67
Amortization			14
Adjusted EBITDA			$504

(1)	Primarily includes: Plant integration and restructuring charges and expenses related to the Boulder acquisition.
(2)	Primarily includes: Foreign exchange losses resulting from intra-entity loans, equity-based compensation expense related to the Hillshire agreement termination and mark-to-market losses.
(3)	Excludes $1.1 million related to accelerated depreciation.
(4)	Primarily includes: Hillshire agreement termination fee (net of costs), restructuring charges including integration costs, employee severance and non-recurring merger costs.
(5)	Primarily includes: Equity-based compensation resulting from liquidity event, fair value write-up of acquired inventories and mark-to-market gains / losses.

PINNACLE FOODS INC. 399 JEFFERSON ROAD PARSIPPANY, NJ 07054

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PF2016

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E05946-P75094                     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PINNACLE FOODS INC.	For All	Withhold All	For All Except	To withhold authority to vote for the nominee, mark “For All Except” and write the number of the nominee on the line below.
The Board of Directors recommends you vote FOR the following:
1. Election of Director	☐	☐	☐
Nominee:
01) Roger Deromedi
	The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain
	2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016.					☐	☐	☐
	3. To approve, in a non-binding advisory vote, the compensation paid to the named executive officers.					☐	☐	☐
	4. To approve the Pinnacle Foods Inc. Amended and Restated 2013 Omnibus Incentive Plan.					☐	☐	☐
NOTE: To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E05947-P75094

PINNACLE FOODS INC.

Annual Meeting of Shareholders

May 25, 2016 9:30 AM EDT

This Proxy is Solicited on Behalf of the Board of Directors of Pinnacle Foods Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on May 25, 2016 and the Proxy Statement and appoints Craig D. Steeneck and M. Kelley Maggs, and each of them, the true and lawful agent and the proxy of the undersigned, with full power of substitution in each, to vote all shares of Common Stock of Pinnacle Foods Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 25, 2016 at 9:30 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The Proxies are authorized in their discretion to vote upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this Proxy will be voted in accordance with the recommendation of the Board of Directors.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side